UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number           811-21761

Keeley Funds, Inc.

(Exact name of registrant as specified in charter)

141 West Jackson Boulevard

Suite 2150

Chicago, IL 60604

(Address of principal executive offices) (Zip code)

Kevin Keeley

141 West Jackson Boulevard

Suite 2150

Chicago, IL 60604

(Name and address of agent for service)

Registrant’s telephone number, including area code: 312-786-5000

Date of fiscal year end: September 30

Date of reporting period: September 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

KEELEY Small Cap Dividend Value Fund

KEELEY Small-Mid Cap Value Fund

KEELEY Mid Cap Dividend Value Fund

Annual Report

September 30, 2021

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.keeleyfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Funds, you may call 800-422-3554 or send an email request to info@keeleyteton.com.

KEELEY FUNDS

(Unaudited)

	Class A Shares						Class I Shares
	Average Annual Returns — September 30, 2021(a)(b)						Average Annual Returns — September 30, 2021 (a)
	1 Year	5 Year	10 Year	Since Inception	Gross Expense Ratio	Expense Ratio after Adviser Reimbursements	1 Year	5 Year	10 Year	Since Inception	Gross Expense Ratio	Expense Ratio after Adviser Reimbursements
KEELEY Small Cap Dividend Value Fund	48.22%	7.78%	10.68%	10.63%	1.64%	1.41%	55.60%	9.06%	11.47%	11.34%	1.39%	1.16%
KEELEY Small-Mid Cap Value Fund	47.69	9.49	12.69	7.62	1.70	1.41	55.08	10.78	13.48	8.25	1.45	1.16
KEELEY Mid Cap Dividend Value Fund	33.20	7.92	—	12.18	1.40	1.20	39.84	9.20	—	12.98	1.15	0.95

(a)	Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.keeleyfunds.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of a Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.keeleyfunds.com. The prospectuses contain expense reimbursement information and should be read carefully before investing. The gross expense ratios and expense ratios after Adviser reimbursements are from the current prospectus dated January 28, 2021. The contractual reimbursements are in effect through January 31, 2023.

(b)	Includes the effect of the maximum 4.50% sales charge at the beginning of the period.

Inception Dates
	Class A Shares	Class I Shares
KEELEY Small Cap Dividend Value Fund	12/01/09	12/01/09
KEELEY Small-Mid Cap Value Fund	08/15/07	08/15/07
KEELEY Mid Cap Dividend Value Fund	10/03/11	10/03/11

The KEELEY Funds file complete schedules of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT. Shareholders may obtain this information at www.keeleyfunds.com or by calling the Funds at 800-422-3554. The Funds’ Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

Each Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Funds’ proxy voting policies, procedures, and how the Funds voted proxies relating to portfolio securities are available without charge, upon request, by (i) calling 800-422-3554; (ii) writing to The KEELEY Funds at One Corporate Center, Rye, NY 10580-1422; and (iii) visiting the SEC’s website at www.sec.gov.

Performance Discussion (Unaudited)
Small Cap Dividend Value Fund

To Our Shareholders,

By almost any measure, we have seen great improvement over the last twelve months. This includes economic activity (GDP), employment, and corporate revenues and earnings. For instance, second quarter GDP exceeded the previous record set in the fourth quarter of 2019 and the third quarter is widely expected to show further progress. The decline in unemployment from 7.8% in September 2020 to 4.8% in September 2021 even as the participation rate increased slightly is good news for people. Corporate earnings bounced back from a steep drop in the first half of 2020 and this year should easily exceed 2019’s record level. At least as impressive is the increase in earnings expectations we have seen over the last year.

The market responded to the positive trends in economic and corporate outlooks with a 30% advance in the S&P 500. Smaller company indices and value indices performed even better with the 48% increase in the Russell 2000 Index and the 38% increase in the Russell Midcap Index outpacing the 29% gain in the Russell Top 200. Across the capitalization spectrum, value indices outperformed their growth comparisons; by 4.5% for the Top 200 and a huge 31% for the Russell 2000 Index. The 64% gain in the Russell 2000 Value Index was the best in the size/style matrix.

Not all the changes are positive, however, as interest rates, inflation, and commodity prices also rose. They are all somewhat related with rising commodity prices contributing to inflation which impacts interest rates. When we look at commodities, almost all are up from a year ago. That seems natural in that economic activity has picked up from depressed levels over the last year. What seems more worrisome to us is that most commodities are also up when compared to September 2019. Oil increased almost 40% from two years ago, while natural gas is up more than 150%. Agricultural commodities such as corn, wheat, and soybeans are all up around 40%. While we agree with the Fed that some of the recent increase in inflation is transitory, we think less is transitory than they do. Even with this inflation, however, we believe that things are much better than a year ago in the economy, in people’s lives, and in corporations.

While last year we cited the substantial underperformance by small-cap and value indices as one reason for our bullishness on small-/ mid-cap value stocks, we remain optimistic even after the strong relative performance. Part of the reason is that this was the first year that small- and mid-caps and value outperformed after several years of underperformance. What is even more persuasive to us is that smaller companies and value stocks remain very attractive relative to larger cap and growth stocks from a valuation perspective.

If we look at the relative valuation differential between the Russell 2000 Index and the Russell Top 200 Index, we find that since 1999, the Russell 2000 Index has traded at an average premium to the Top 200 of 30% (a 1.30x relative multiple). Today, that premium stands at 21%. The average, however, is skewed by the very low relative valuation (0.6x-0.8x) that the Russell 2000 Index traded at in 2000 and 2001. When we look at how often the relative multiple has been lower than today, we find it is only about 10% of the time. Mid-caps look similarly undervalued relative to large caps.

The picture for value vs. growth looks even more compelling, although is admittedly a little murkier due to the higher percentage of stocks within the growth indices that are expected to lose money. Simply based on the numbers, the Russell 2000 Value Index trades at 16.7x next twelve months (NTM) earnings whereas the Russell 2000 Growth Index trades at 47.9x. making the relative P/E 0.35x. This compares with an average of 0.59x since 1999. For Mid-cap, the current relative multiple is 0.46x compared with an average of 0.71x. Like the small/large relative multiples, the value/growth relative multiples are near the lowest 10% of observations since 1999.

The main caveat in this analysis is that multiples for large-cap stocks are in the highest 10% of their long term ranges even though positive revisions in estimates have been pushing them lower this year even as the market has risen. With the relative valuations very attractive for small and mid-cap stocks, we think they are poised for continued outperformance.

The factor that has not favored the Keeley Small Cap Dividend Value Fund is dividends. While dividend-paying small-cap stocks are not lagging their non-dividend-paying peers by as much as they did last year, the catch-up in performance we have seen with small-/mid-caps and value stocks has not happened with dividend-payers. We are optimistic that this will change.

First, despite a very good long term record, dividend-payers have lagged for several years. That would suggest some reversion to the mean. Second, the “internals” of the dividend-payers have improved. After seeing the number of dividend-payers decline in the first half of 2020 due to cuts and omissions, they have increased since although are still less numerous than before the pandemic started. In addition, the pace of dividend increases has accelerated over the last couple of quarters. Finally, rising rates over the last year have meant that the total return for bonds and bond funds has been zero or negative for most types. If rates continue to rise, we may see some reallocation from bonds, which have a fixed coupon, to stocks which have the potential for a rising dividend.

Overall, we expect the economy to continue to improve and believe that corporate earnings will continue to rise, at least on a pretax basis. With the market near all-time highs and the valuation for larger-cap stocks in the high-end of their historical ranges, much of this may be discounted. Where we do not believe it is discounted is in smaller companies (small-/mid-cap), value stocks, and dividend-payers. We think the Fund is well positioned for this environment.

Portfolio Results

In the fiscal year ended September 30, 2021, the Keeley Small Cap Dividend Fund Class I (NAV) total return was 55.6% compared with a total return of 63.9% for the Russell 2000 Value Index. Several factors accounted for the underperformance relative to the benchmark, some of which were structural and some of which were decisions on individual stocks that did not work.

The most important structural factor was that dividend-paying small-cap stocks failed to keep up with the stocks of companies that do not pay dividends. This is not entirely surprising given the strength of the overall market. Historically, dividend-paying stocks have lagged the overall market during strong periods but outperformed during more choppy times. The last year has been unusually strong as the Russell 2000 Value Index has only had better trailing twelve month returns in 13 of the 502 months since 1978, and four of those occurred earlier this year!

Another structural factor, which overlaps with the underperformance of dividend-paying stocks, was the strength in the “meme” stocks we saw in the first half of calendar 2021. The stocks of GameStop and AMC Entertainment seemed to catch the fancy of active retail traders early in the year. With enthusiasm for the underlying business trends and a belief they would see MOASS (the Mother Of All Short Squeezes), they bid up the stocks beyond what we think are reasonable levels. GameStop, for example, rose more than 1900% and added about 90bps to the return of the index before it graduated to the Russell Midcap Growth Index at mid-year. These stocks did not pay a dividend (at least recently).

When we look at the impact on relative performance from portfolio decisions, we disaggregate it into the impact from Sector Allocation (Is the Fund overweight/underweight good/bad sector?) and the impact from Stock Selection (do the stocks the Fund owns outperform those in the sector in the benchmark?). In the just-finished fiscal year, both Sector Allocation and Stock Selection detracted from relative performance. The negative impact within Sector Allocation was driven by the Fund’s small cash holdings (only really a problem when the market is up this much) and a small overweight in the lagging Utilities sector. This was partly offset by a small underweight in the Health Care sector. Our Stock Selection decisions added to results in the Utilities, Financials, and Materials sectors, but the Fund’s holdings in the Industrials, Consumer Discretionary, Consumer Staples, and Communications Services sectors held back performance.

●   While the Utilities sector was the worst performing in the benchmark, the Fund’s holdings within the sector outperformed. Three of the Fund’s four holdings outperformed the sector led by a mid-20s percentage point increase in the shares of Atlantica Yield.

●   The Financial sector performed better than the overall Index and the Fund’s holdings did a little better than that. It had six stocks that rose more than 100% in the fiscal year including five bank stocks. Banks were strong this year, reversing last year’s weakness as the feared increase in credit costs did not materialize and banks began to reverse reserves back into earnings. Of interest, out of the 29 Financials stocks that the Fund held during the year, only one declined.

●   Materials was also a strong sector in which the Fund’s holdings outperformed. This was mostly due to a nearly 300% gain in the shares of Olin Corporation which benefitted from economic recovery, an improving supply/demand balance in its product lines, and some actions a new management team has made to improve its profitability through the cycles. A triple digit gain in the shares of Kaiser Aluminum also helped.

●   Surprisingly, the Industrials sector lagged the Russell 2000 Value Index. While the Fund had several big winners such as Covanta and KBR, it also had several stocks that did not participate much in the rally. Lagging performance in Allison Transmission, Healthcare Services Group, and Astec Industries weighed most heavily on performance in the sector. Allison continues to be weighed down by concerns about the transition to electric vehicles, although it looks like they will participate. Healthcare Services saw a slower recovery from the pandemic in its business of supplying laundry and food services to senior housing centers.

●   Despite triple digit gains in Kontoor Brands and Penske Automotive, the Fund’s holdings in the Consumer Discretionary sector failed to keep up with the 69% gain for the overall sector. Part of the shortfall was due to the fact that we did not own enough Retailers during the year. In addition, we saw disappointing stock performance from KB Home, Del Taco, and Culp despite generally good earnings results.

●   The Consumer Staples sector was the third worst performing sector in the market with only a 43% gain over the fiscal year. It is a small sector and the Fund only held two stocks in it during the year. Unfortunately, neither performed up to the sector average. While Primo Water’s small gain was disappointing, Nu Skin’s 24% decline made it the Fund’s biggest detractor. Its face-to-face selling model and Asia focus created sales challenges as the Delta variant of the COVID-19 virus surged in the Far East.

●   Communications Services was the second best performing sector in the index with a 123% gain in the fiscal year. Much of this was due to the 700% increase in AMC Entertainment, which does not pay a dividend and which the Fund did not own. The two stocks we owned, Nexstar Media and Cinemark Holdings, both performed very well as the former benefited from more time spent at home and the latter rose on optimism about theaters reopening.

We are optimistic about what lies ahead for the economy and corporate earnings growth and excited about what the future holds for the Keeley Small Cap Dividend Value Fund. In conclusion, thank you for investing alongside us.

Average Annual Returns through September 30, 2021 (a) (Unaudited)

Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses.

‘	1 Year	5 Year	10 Year	Since Inception (12/1/09)
Small Cap Dividend Value Fund Class A	48.22%	7.78%	10.68%	10.63%
Russell 2000 Value Index	63.92	11.03	13.22	11.75

(a)	Returns represent past performance and do not guarantee future results. Fund total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.keeleyfunds.com for performance information as of the most recent month end. The Adviser reimbursed expenses to limit the expense ratio. Had such limitation not been in place, returns would have been lower. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.keeleyfunds.com. Another share class is available and has different performance characteristics. See page 2 for performance of the other share class. The Russell 2000 Value Index is an unmanaged index that measures the performance of the small-cap value segment of the U.S. equity market universe and includes those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is an unmanaged index that measures the performance of the smallest 2,000 companies by market capitalization of the Russell 3000 Index. Investing in small capitalization securities involves special challenges because these securities may trade less frequently and experience more abrupt price movements than large capitalization securities. Dividends are considered reinvested. You cannot invest directly in an index.

In the current prospectuses dated January 28, 2021, the proforma expense ratio for Class A Shares is 1.64%, and the net expense ratio is 1.41% after contractual reimbursements by Keeley-Teton Advisors, Inc. (the Adviser). See page 23 for the expense ratios for the year ended September 30, 2021. Class A Shares have a maximum sales charge of 4.50%, which is included in the figures.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE SMALL CAP DIVIDEND VALUE FUND CLASS A AND THE RUSSELL 2000 VALUE INDEX (Unaudited)

Average Annual Total Returns*
	1 Year	5 Year	10 Year
Class A	48.22%	7.78%	10.68%

* Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Small-Mid Cap Value Fund (Unaudited)

To Our Shareholders,

By almost any measure, we have seen great improvement over the last twelve months. This includes economic activity (GDP), employment, and corporate revenues and earnings. For instance, second quarter GDP exceeded the previous record set in the fourth quarter of 2019 and the third quarter is widely expected to show further progress. The decline in unemployment from 7.8% in September 2020 to 4.8% in September 2021 even as the participation rate increased slightly is good news for people. Corporate earnings bounced back from a steep drop in the first half of 2020 and this year should easily exceed 2019’s record level. At least as impressive is the increase in earnings expectations we have seen over the last year. At the end of September 2020, strategists expected $162 in earnings for the S&P 500 in 2021. A year later, it looks like earnings will be around $200.

The market responded to the positive trends in economic and corporate outlooks with a 30% advance in the S&P 500. Smaller company indices and value indices performed even better with the 48% increase in the Russell 2000 Index and the 38% increase in the Russell Midcap Index outpacing the 29% gain in the Russell Top 200 Index. Across the capitalization spectrum, value indices outperformed their growth comparisons; by 4.5% for the Top 200 and a huge 31% for the Russell 2000 Index. The 64% gain in the Russell 2000 Value Index was the best in the size/style matrix.

Not all the changes are positive, however, as interest rates, inflation, and commodity prices also rose. They are all somewhat related with rising commodity prices contributing to inflation which impacts interest rates. When we look at commodities, almost all are up from a year ago. That seems natural in that economic activity has picked up from depressed levels over the last year. What seems more worrisome to us is that most commodities are also up when compared to September 2019. Oil increased almost 40% from two years ago, while natural gas is up more than 150%. Agricultural commodities such as corn, wheat, and soybeans are all up around 40%. While we agree with the Fed that some of the recent increase in inflation is transitory, we think less is transitory than they do. Even with this inflation, however, we believe that things are much better than a year ago in the economy, in people’s lives, and in corporations.

While last year, we cited the substantial underperformance by small-cap and value indices as one reason for our bullishness on small-/ mid-cap value stocks, we remain optimistic even after the strong relative performance. Part of the reason is that this was the first year that small- and mid-caps and value outperformed after several years of underperformance. What is even more persuasive to us is that smaller companies and value stocks remain very attractive relative to larger cap and growth stocks from a valuation perspective.

If we look at the relative valuation differential between the Russell 2000 Index and the Russell Top 200, we find that since 1999, the Russell 2000 Index has traded at an average premium to the Top 200 of 30% (a 1.30x relative multiple). Today, that premium stands at 21%. The average, however, is skewed by the very low relative valuation (0.6x-0.8x) that the Russell 2000 Index traded at in 2000 and 2001. When we look at how often the relative multiple has been lower than today, we find it is only about 10% of the time. Midcaps look similarly undervalued relative to large caps.

The picture for value vs. growth looks even more compelling, although is admittedly a little murkier due to the higher percentage of stocks within the growth indices that are expected to lose money. Simply based on the numbers, the Russell 2000 Value Index trades at 16.7x next twelve months (NTM) earnings whereas the Russell 2000 Growth Index trades at 47.9x. making the relative P/E 0.35x. This compares with an average of 0.59x since 1999. For midcaps, the current relative multiple is 0.46x compared with an average of 0.71x. Like the small/large relative multiples, the value/growth relative multiples are near the lowest 10% of observations since 1999.

The main caveat in this analysis is that multiples for large-cap stocks are in the highest 10% of their long term ranges even though positive revisions in estimates have been pushing them lower this year even as the market has risen. With the relative valuations very attractive for small and mid-cap stocks, we think they are poised for continued outperformance.

The emergence of the economy from the pandemic related slowdown over the last year seems to have spurred more opportunities within our focus area of companies undergoing significant corporate restructuring. This is likely for several reasons. First, some of the types of transactions we look for happen every year. There has been an average of 27 spin-offs a year since 1995. Second, spin-offs that were planned for 2020 were delayed due to the deterioration in credit markets and the diversion of time and resources to manage through the pandemic. We only saw 13 spin-offs in 2020, so it is reasonable to expect many more in 2021 and in the years ahead. Third, the pullback in the economy was too much for some companies to handle and they slid into bankruptcy or other kinds of financial restructuring. Many of these companies reemerged as public vehicles over the last year.

As we look forward, we wonder if the level of restructuring might stay elevated for a few years as companies seek to address some of the vulnerabilities that the pandemic may have uncovered. It seems likely that corporate boards will be assessing their plans in light of the recent downturn and may decide that some parts of their current configuration do not fit in the new plan.

We believe the portfolio is well positioned. The kinds of restructuring stories that we favor—spin-offs, demutualization, post-bankruptcy equity, stocks trading below liquidation value, and management change—have good long term track records. The more recent record is not as good because the market favored simple growth stories over the last few years. We believe these trends ebb and flow and think we are at the start of the good part of the cycle for this strategy. In addition, the portfolio now has quite a few stocks that are in the early phases of their restructuring efforts. More than 25% of holdings of the Fund have gone through a transaction over the last eighteen months and almost 10% are likely to go through one over the next 6-12 months. History shows that most of the gains from corporate restructuring efforts come in the early years, so a “younger” portfolio should be a better portfolio.

Portfolio Results

We are pleased to report that the Keeley Small-Mid Cap Value Fund Class I (NAV) total return was 55.1%, compared with a total return of 54.4% for the Russell 2500 Value Index during the fiscal year ended September 30, 2021.

When we disaggregate relative performance into the impact from Sector Allocation decisions and the impact from Stock Selection efforts, we find that Sector Allocation detracted very slightly from relative performance while Stock Selection drove outperformance. It is interesting that while Sector Allocation did not have much impact in aggregate, several sector overweights and underweights did. On the positive side, the Fund’s overweight position in Energy (by far the best sector) and underweighting in Health Care (the second worst) helped performance. This was offset by an overweight stance in Utilities (the worst performing sector) and the Fund’s small cash position. The positive contribution from Stock Selection mostly came from the Consumer Discretionary, Industrials, Financials, and Utilities sectors. Stock selection in Information Technology and Energy had the biggest negative impacts. The other five sectors were slightly positive or slightly negative from a relative performance standpoint.

●   The Consumer Discretionary sector performed in line with the Russell 2500 Value Index, but the Fund’s holdings did much better. Strong gains in Kontoor Brands, Visteon, and Penske accounted for much of the upside, but seven of the Fund’s eleven holdings generated gains of more than 50% and four of those were near or above 100%. The biggest laggard was Tri Pointe Homes, a bit of a surprise considering the strength in the housing market.

●   While the Industrials sector lagged the benchmark, the Fund’s holdings within the sector performed better and kept pace with the Russell 2500 Value Index. Gains were somewhat concentrated as Chart Industries and Covanta rose more than 100% and another handful of stocks gained 50%-90%. At the other end of the spectrum Copart, IAA, and Fortune Brands only delivered single-digit returns.

●   The Financial sector was a distant second to Energy in sector performance and the Fund’s holdings outperformed those of the index. This was primarily driven by strength in banks which rebounded as concerns that the COVID pandemic would lead to large credit losses receded. Most of the Fund’s Financials exposure is in banks and it saw six of these holdings appreciate more than 100% during the fiscal year.

●   While Utilities sector performed poorly, the Fund’s investments did better than the sector overall, but not as well as the overall benchmark. Four of the Fund’s five investments outperformed the sector while the lone laggard, American Water Works, was sold during the year after nearly doubling over three years.

●   The Technology sector was really the only one in which Stock Selection detracted materially from relative performance. While the Fund had some nice winners with TTEC Holdings and Teradata Corporation, it had a few middling contributors such as Vontier Corp., Synnex Corporation, and WEX Inc. and some downright disappointments with Black Knight and CDK Global. Earnings for the latter two have been hurt by factors related to the COVID pandemic (foreclosure moratoriums for Black Knight and constrained auto supplies for CDK) which should begin to fade over the next year and give them some recovery.

●   Energy was by far the best performing sector within the benchmark with an average gain of more than 160%. It was also the Fund’s best performing sector, although it was only up 140%. The Fund’s biggest winner was the successor to a company that demerged several years ago (Diamondback Energy), but the Fund enjoyed gains from a couple of companies emerging from bankruptcy (Oasis Petroleum and Chesapeake Energy), a company that changed corporate structure (Texas Pacific Land), and a merger (Parsley Energy/Pioneer Natural Resources). The only investment that did not work was a spin-off, TechnipFMC, but orders have been building there and we think it is a matter of time until we see the payoff.

We are optimistic about what lies ahead for the economy and corporate earnings growth and excited about what the future holds for the Keeley Small-Mid Cap Value Fund. In conclusion, thank you for investing alongside us.

Average Annual Returns through September 30, 2021 (a) (Unaudited)

Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses.

	1 Year	5 Year	10 Year	Since Inception (8/15/07)
Small-Mid Cap Value Fund Class A	47.69%	9.49%	12.69%	7.62%
Russell 2500 Value Index	54.38	10.49	13.35	8.49

(a)	Returns represent past performance and do not guarantee future results. Fund total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.keeleyfunds.com for performance information as of the most recent month end. The Adviser reimbursed expenses to limit the expense ratio. Had such limitation not been in place, returns would have been lower. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.keeleyfunds.com. Another share class is available and has different performance characteristics. See page 2 for performance of the other share class. The Russell 2000 Value Index is an unmanaged index that measures the performance of the small-cap value segment of the U.S. equity market universe and includes those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is an unmanaged index that measures the performance of the smallest 2,000 companies by market capitalization of the Russell 3000 Index. Investing in small capitalization securities involves special challenges because these securities may trade less frequently and experience more abrupt price movements than large capitalization securities. Dividends are considered reinvested. You cannot invest directly in an index.

In the current prospectuses dated January 28, 2021, the gross expense ratio for Class A Shares is 1.70%, and the net expense ratio is 1.41%, after contractual reimbursements by Keeley-Teton Advisors, Inc. (the Adviser). See page 24 for the expense ratios for the year ended September 30, 2021. Class A Shares have a maximum sales charge of 4.50% which is included in the figures.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE SMALL-MID CAP VALUE FUND CLASS A AND THE RUSSELL 2500 VALUE INDEX (Unaudited)

Average Annual Total Returns*
	1 Year	5 Year	10 Year
Class A	47.69%	9.49%	12.69%

*Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Mid Cap Dividend Value Fund

To Our Shareholders,

By almost any measure, we have seen great improvement over the last twelve months. This includes economic activity (GDP), employment, and corporate revenues and earnings. For instance, second quarter GDP exceeded the previous record set in the fourth quarter of 2019 and the third quarter is widely expected to show further progress. The decline in unemployment from 7.8% in September 2020 to 4.8% in September 2021 even as the participation rate increased slightly is good news for people. Corporate earnings bounced back from a steep drop in the first half of 2020 and this year should easily exceed 2019’s record level. At least as impressive is the increase in earnings expectations we have seen over the last year. At the end of September 2020, strategists expected $162 in earnings for the S&P 500 in 2021. A year later, it looks like earnings will be around $200.

The market responded to the positive trends in economic and corporate outlooks with a 30% advance in the S&P 500. Smaller company indices and value indices performed even better with the 48% increase in the Russell 2000 Index and the 38% increase in the Russell Midcap Index outpacing the 29% gain in the Russell Top 200. Across the capitalization spectrum, value indices outperformed their growth comparisons; by 4.5% for the Top 200 and a huge 31% for the Russell 2000 Index. The 64% gain in the Russell 2000 Value Index was the best in the size/style matrix.

Not all the changes are positive, however, as interest rates, inflation, and commodity prices also rose. They are all somewhat related with rising commodity prices contributing to inflation which impacts interest rates. When we look at commodities, almost all are up from a year ago. That seems natural in that economic activity has picked up from depressed levels over the last year. What seems more worrisome to us is that most commodities are also up when compared to September 2019. Oil increased almost 40% from two years ago, while natural gas is up more than 150%. Agricultural commodities such as corn, wheat, and soybeans are all up around 40%. While we agree with the Fed that some of the recent increase in inflation is transitory, we think less is transitory than they do. Even with this inflation, however, we believe that things are much better than a year ago in the economy, in people’s lives, and in corporations.

While last year we cited the substantial underperformance by small-cap and value indices as one reason for our bullishness on small-/ mid-cap value stocks, we remain optimistic even after the strong relative performance. Part of the reason is that this was the first year that small- and mid-caps and value outperformed after several years of underperformance. What is even more persuasive to us is that smaller companies and value stocks remain very attractive relative to larger cap and growth stocks from a valuation perspective.

If we look at the relative valuation differential between the Russell 2000 Index and the Russell Top 200 Index, we find that since 1999, the Russell 2000 Index has traded at an average premium to the Top 200 of 30% (a 1.30x relative multiple). Today, that premium stands at 21%. The average, however, is skewed by the very low relative valuation (0.6x-0.8x) that the Russell 2000 Index traded at in 2000 and 2001. When we look at how often the relative multiple has been lower than today, we find it is only about 10% of the time. Midcaps look similarly undervalued relative to large caps.

The picture for value vs. growth looks even more compelling, although is admittedly a little murkier due to the higher percentage of stocks within the growth indices that are expected to lose money. Simply based on the numbers, the Russell 2000 Value Index trades at 16.7x next twelve months (NTM) earnings whereas the Russell 2000 Growth Index trades at 47.9x. making the relative P/E 0.35x. This compares with an average of 0.59x since 1999. For midcaps, the current relative multiple is 0.46x compared with an average of 0.71x. Like the small/large relative multiples, the value/growth relative multiples are near the lowest 10% of observations since 1999.

The main caveat in this analysis is that multiples for large-cap stocks are in the highest 10% of their long term ranges even though positive revisions in estimates have been pushing them lower this year even as the market has risen. With the relative valuations very attractive for small and mid-cap stocks, we think they are poised for continued outperformance.

The factor that has not favored the Keeley Mid Cap Dividend Value Fund is dividends. While dividend-paying mid-cap stocks are not lagging their non-dividend-paying peers by as much as they did last year, catch-up in performance we have seen with small-/mid-caps and value stocks has not happened with dividend-payers. We are optimistic that this will change.

First, despite a very good long term record, dividend-payers have lagged for several years. That would suggest some reversion to the mean. Second, the “internals” of the dividend-payers have improved. After seeing the number of dividend-payers decline in the first half of 2020 due to cuts and omissions, they have increased since although are still less numerous than before the pandemic started. In addition, the pace of dividend increases has accelerated over the last couple of quarters. Finally, rising rates over the last year have meant that the total return for bonds and bond funds has been zero or negative for most types. If rates continue to rise, we may see some reallocation from bonds, which have a fixed coupon, to stocks which have the potential for a rising dividend.

Overall, we expect the economy to continue to improve and believe that corporate earnings will continue to rise, at least on a pretax basis. With the market near all time highs and the valuation for larger-cap stocks in the high end of their historical ranges, much of this may be discounted. Where we do not believe it is discounted is in smaller companies (small-/mid-cap), value stocks, and dividend-payers. We think the Fund is well positioned for this environment.

Portfolio Results

In the fiscal year ended, the Keeley Mid Cap Dividend Fund Class I (NAV) total return was 39.8% compared with a total return of 42.4% for the Russell Midcap Value Index.

In analyzing the Fund’s performance, we look at the impact from two different types of decisions; Sector Allocation (did we invest in the right sectors) and Stock Selection (did we invest in the right stocks within those sectors). Because the Fund is generally fairly sector neutral, Sector Allocation usually has a small impact and the Fund’s relative performance is driven by Stock Selection. This year saw a little more impact from Sector Allocation, but Stock Selection was the primary driver.

Our challenges in Sector Allocation were the small cash holdings and the slight overweight in the Utilities sector. Cash is only held so that the Fund can meet redemptions and balance purchases and sales and averaged only 2% during the year. This is not really an issue unless the market is up a lot, which it was this year. Our small overweight in the Utilities sector (~2.5%) hurt performance as the sector was the worst performing within the benchmark. On the positive side, overweights in the strongly performing Energy and Financials sectors offset most of the drag from other reasons. Stock Selection was a negative as outperformance in the Fund’s holdings in the Utilities, Communications Services, and Industrials sectors was offset by underperformance in the Materials, Financials, and Consumer Staples sectors.

●   We held a small overweight position in the Utilities sector because we liked the opportunities in the individual stocks, the sector was relatively inexpensive given its earnings visibility, it benefits from low interest rates, and it is relatively insulated from increases in corporate income taxes. While that was not enough to drive performance of the sector, the Fund’s holdings handily outperformed the sector, although fell short of the benchmark. Greater than 30% gains in four holdings and 20% plus increases in two others were great gains relative to the 9% for the sector.

●   Communications Services is a small sector within the Russell Midcap Value Index and the Fund only held three stocks in the sector over the course of the year. Two (Nexstar Media and Cinemark) provided strong gains. Nexstar benefitted from more viewers as people spent more time at home as well as from acquisition synergies. Cinemark operates movie theaters and its stock bounced back from a steep drop after the COVID pandemic forced it to close most of its theaters temporarily. Its stock rallied as investors anticipated reopening.

●   The Fund’s holdings in the Industrials sector slightly outperformed those in the benchmark. More than half of the ten stocks the Fund held during the year appreciated more than 40%. They were led by strong gains at Quanta Services and nVent Electric which have customer bases that were relatively more insulated from the pandemic related slowdown.

●   The Materials sector was the biggest detractor from relative performance as the Fund’s holdings gained only 35% compared to the 51% gain in the Materials sector within the benchmark. This came despite the nearly 300% gain in the shares of Olin Corporation, which was the Fund’s best performer. This was offset by declines in the share prices of two other chemical companies, RPM International and FMC Corporation, and one gold company, Franco-Nevada Corporation. Weakness in the chemical companies is relatively recent as they have both suffered from supply chain challenges and rising input costs. Franco-Nevada suffered from the decline in the price of gold, one of the few commodities to decline over the last year,

●   While the Fund’s holdings in the Financials sector were up more than 60% in the fiscal year, they failed to keep pace with the overall sector. This was a little surprising in that the Fund held five stocks which appreciated more than 100% over the year. Underperformance in market-maker Virtu Financial and life reinsurer Reinsurance Group of America were the weak spots in the portfolio, although both holdings appreciated in value.

●   The Consumer Staples sector trailed only the Utilities sector within the Russell Midcap Value Index. It had held up well in the downturn in 2020 and investors developed concerns that some of the earnings strength those companies saw would revert as pandemic lockdowns eased. The Fund’s holdings, however, performed worse than the sector and all four stocks it held during the year declined. The worst was only a 7% decline, but when the benchmark is up more than 40%, any decline is a detractor.

We are optimistic about what lies ahead for the economy and corporate earnings growth and excited about what the future holds for the Keeley Mid Cap Dividend Value Fund. In conclusion, thank you for investing alongside us. We are optimistic about what lies ahead for the economy and corporate earnings growth and excited about what the future holds for the Keeley Mid Cap Dividend Value Fund. In conclusion, thank you for investing alongside us.

Average Annual Returns through September 30, 2021 (a) (Unaudited)

Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses.

	1 Year	5 Year	Since Inception (10/3/11)
Mid Cap Dividend Value Fund Class A	33.20%	7.92%	12.18%
Russell MidCap Value Index	42.40	10.59	14.41

(a)	Returns represent past performance and do not guarantee future results. Fund total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.keeleyfunds.com for performance information as of the most recent month end. The Adviser reimbursed expenses to limit the expense ratio. Had such limitation not been in place, returns would have been lower. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.keeleyfunds.com. Another share class is available and has different performance characteristics. See page 2 for performance of the other share class. The Russell 2000 Value Index is an unmanaged index that measures the performance of the small-cap value segment of the U.S. equity market universe and includes those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is an unmanaged index that measures the performance of the smallest 2,000 companies by market capitalization of the Russell 3000 Index. Investing in small capitalization securities involves special challenges because these securities may trade less frequently and experience more abrupt price movements than large capitalization securities. Dividends are considered reinvested. You cannot invest directly in an index.

In the current prospectuses dated January 28, 2021, the gross expense ratio for Class A Shares is 1.40%, and net expense ratio is 1.20% after contractual reimbursements by Keeley-Teton Advisors, Inc. (the Adviser). See page 25 for the expense ratios for the year ended September 30, 2021. Class A Shares have a maximum sales charge of 4.50%, which is included in the figures.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE MID CAP DIVIDEND VALUE FUND CLASS A AND THE RUSSELL MIDCAP VALUE INDEX (Unaudited)

Average Annual Total Returns*
	1 Year	5 Year	Since Inception
Class A	33.20%	7.92%	12.18%

*Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

KEELEY Funds

Disclosure of Fund Expenses (Unaudited)

For the Six Month Period from April 1, 2021 through September 30, 2021

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the fiscal year ended September 30, 2021.

Expense Table

	Actual Fund Return				Hypothetical 5% Return
	Beginning Account Value 04/01/21	Ending Account Value 09/30/21	Annualized Expense Ratio	Expenses Paid During Period*	Beginning Account Value 04/01/21	Ending Account Value 09/30/21	Annualized Expense Ratio	Expenses Paid During Period*

KEELEY Small Cap Dividend Value Fund
Class A	$1,000.00	$990.80	1.29%	$6.44	$1,000.00	$1,018.60	1.29%	$6.53
Class I	$1,000.00	$992.00	1.04%	$5.19	$1,000.00	$1,019.85	1.04%	$5.27
KEELEY Small-Mid Cap Value Fund
Class A	$1,000.00	$1,021.30	1.39%	$7.04	$1,000.00	$1,018.10	1.39%	$7.03
Class I	$1,000.00	$1,023.00	1.14%	$5.78	$1,000.00	$1,019.35	1.14%	$5.77
KEELEY Mid Cap Dividend Value Fund
Class A	$1,000.00	$1,011.20	1.20%	$6.05	$1,000.00	$1,019.05	1.20%	$6.07
Class I	$1,000.00	$1,012.60	0.95%	$4.79	$1,000.00	$1,020.31	0.95%	$4.81

*	Expenses are equal to the Funds’ annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183 days), then divided by 365.

Summary of Portfolio Holdings (Unaudited)

The following tables present portfolio holdings as a percent of net assets as of September 30, 2021:

KEELEY Small Cap Dividend Value Fund

Financial Services	15.5%
Banking	15.3%
Energy and Utilities	14.2%
Diversified Industrial	8.3%
Health Care	7.3%
Business Services	6.5%
Building and Construction	6.2%
Retail	4.1%
Consumer Products	4.1%
Equipment and Supplies	2.7%
Metals and Mining	2.6%
Broadcasting	2.6%
Computer Software and Services	1.9%
Automotive	1.7%
Other Investment Companies	1.5%
Hotels and Gaming	1.4%
Consumer Services	1.3%
Paper and Forest Products	1.2%
Electronics	0.8%
Automotive: Parts and Accessories	0.8%
Other Assets and Liabilities (Net)	(0.0)%*
100.0%

*	Amount represents greater than (0.05)%.

KEELEY Small-Mid Cap Value Fund

Financial Services	18.3%
Energy and Utilities	16.2%
Diversified Industrial	12.5%
Health Care	8.2%
Consumer Products	7.1%
Business Services	7.0%
Building and Construction	6.3%
Computer Software and Services	6.1%
Hotels and Gaming	4.1%
Banking	3.2%
Retail	3.2%
Specialty Chemicals	2.3%
Food and Beverage	1.7%
Broadcasting	1.6%
Other Investment Companies	1.5%
Metals and Mining.	0.9%
Other Assets and Liabilities (Net)	(0.2)%
100.0%

KEELEY Mid Cap Dividend Value Fund

Financial Services	17.1%
Energy and Utilities	15.4%
Health Care	10.5%
Diversified Industrial	7.1%
Business Services	6.3%
Specialty Chemicals	5.3%
Retail	5.0%
Building and Construction	4.4%
Computer Software and Services	4.2%
Hotels and Gaming	3.6%
Consumer Products	3.3%
Food and Beverage	3.0%
Machinery	2.8%
Other Investment Companies	2.0%
Automotive: Parts and Accessories	1.9%
Electronics	1.7%
Metals and Mining	1.4%
Real Estate	1.2%
Broadcasting	1.2%
Equipment and Supplies	1.0%
Consumer Services	1.0%
Banking	0.6%
Other Assets and Liabilities (Net)	0.0%*
100.0%

*	Amount represents less than 0.05%.

KEELEY Small Cap Dividend Value Fund

Schedule of Investments — September 30, 2021

			Market
Shares		Cost	Value
	COMMON STOCKS — 98.5%
	Automotive — 1.7%
90,386	Winnebago Industries Inc.	$3,353,037	$6,548,466

	Automotive: Parts and Accessories — 0.8%
80,678	Allison Transmission
	Holdings Inc.	3,064,507	2,849,547

	Banking — 15.3%
142,664	Atlantic Union Bankshares Corp	4,570,115	5,257,168
187,568	BancorpSouth Bank	2,819,285	5,585,775
22,458	Cambridge Bancorp	1,887,597	1,976,304
118,711	Columbia Banking System Inc.	3,783,049	4,509,831
133,492	First Bancorp/Southern Pines NC	2,767,772	5,741,491
65,400	Glacier Bancorp Inc.	2,171,340	3,619,890
101,088	Independent Bank Group Inc.	5,061,547	7,181,292
198,995	OceanFirst Financial Corp.	4,904,485	4,260,483
26,849	Prosperity Bancshares Inc.	1,861,441	1,909,769
164,752	South Plains Financial Inc.	3,820,679	4,016,654
152,899	The Bank of NT Butterfield & Son Ltd.	5,229,140	5,429,444
99,316	Timberland Bancorp Inc.	2,871,887	2,875,198
62,646	Wintrust Financial Corp.	3,566,243	5,034,859
		45,314,580	57,398,158
	Broadcasting — 2.6%
63,438	Nexstar Media Group Inc., Cl. A	2,930,270	9,640,038

	Building and Construction — 6.2%
137,411	Apogee Enterprises Inc.	3,778,649	5,188,640
149,733	KB Home	3,823,806	5,827,608
146,675	KBR Inc.	2,197,486	5,778,995
263,608	Primoris Services Corp.	4,739,889	6,455,760
		14,539,830	23,251,003
	Business Services — 6.5%
99,548	ABM Industries Inc.	5,153,238	4,480,656
266,663	City Office REIT Inc.	3,044,130	4,762,601
158,943	Healthcare Services Group Inc.	3,863,858	3,971,986
255,322	Outfront Media Inc., REIT	6,488,250	6,434,114
123,713	STAG Industrial Inc., REIT	3,274,826	4,855,735
		21,824,302	24,505,092

	Computer Software and Services — 1.9%
107,686	Progress Software Corp.	5,002,228	5,297,074
18,517	TTEC Holdings Inc.	675,871	1,731,895
		5,678,099	7,028,969
	Consumer Products — 4.1%
272,767	Culp Inc	4,290,864	3,513,239
143,784	Kontoor Brands Inc.	3,508,883	7,182,011
111,925	Nu Skin Enterprises Inc., Cl. A	6,134,666	4,529,605
		13,934,413	15,224,855
	Consumer Services — 1.3%
90,812	National Storage Affiliates Trust, REIT	2,678,153	4,793,965

	Diversified Industrial — 8.3%
424,219	GrafTech International Ltd.	5,086,170	4,377,940
Shares		Cost	Market Value

212,718	Griffon Corp.	$5,530,111	$5,232,863
154,156	Hillenbrand Inc.	3,329,009	6,574,753
25,492	John Bean Technologies Corp.	449,071	3,582,901
148,009	Olin Corp.	2,509,227	7,141,434
92,390	VSE Corp.	4,012,337	4,450,426
		20,915,925	31,360,317
	Electronics — 0.8%
33,710	Dolby Laboratories Inc., Cl. A	2,116,487	2,966,480

	Energy and Utilities — 14.2%
74,142	ALLETE Inc.	2,928,919	4,412,932
97,484	Argan Inc.	4,408,050	4,257,126
189,420	Atlantica Sustainable Infrastructure plc	3,428,489	6,536,884
74,149	Black Hills Corp.	4,211,303	4,653,591
279,268	Covanta Holding Corp.	3,859,168	5,618,872
181,376	Delek U.S. Holdings Inc.†	4,235,208	3,259,327
218,099	International Seaways Inc.	4,121,793	3,973,764
73,021	Oasis Petroleum Inc.	4,753,668	7,259,748
341,659	Primo Water Corp.	4,372,893	5,370,879
238,826	South Jersey Industries Inc.	7,064,868	5,077,441
2,467	Texas Pacific Land Corp.	983,039	2,983,491
		44,367,398	53,404,055
	Equipment and Supplies — 2.7%
167,524	Cactus Inc., Cl. A	4,743,779	6,319,005
26,544	Regal Beloit Corp.	2,075,794	3,990,625
		6,819,573	10,309,630
	Financial Services — 15.5%
86,861	Air Lease Corp.	1,806,928	3,417,112
302,676	Alpine Income Property
	Trust Inc., REIT	5,440,617	5,560,158
277,957	Brightsphere Investment Group Inc.	2,434,701	7,263,016
99,352	Enact Holdings Inc.†	1,933,826	2,178,789
114,522	Global Net Lease Inc., REIT	1,872,968	1,834,642
84,998	James River Group Holdings Ltd	2,902,781	3,206,975
157,669	Pacific Premier Bancorp Inc.	3,272,678	6,533,803
235,107	Provident Financial Services Inc.	3,168,982	5,517,961
213,983	Silvercrest Asset Management Group Inc., Cl. A	1,986,907	3,333,855
68,444	SouthState Corp.	6,138,335	5,110,714
168,750	Synovus Financial Corp.	4,243,034	7,406,438
111,678	Victory Capital Holdings
	Inc., Cl. A	3,715,512	3,909,847
132,137	Virtu Financial Inc., Cl. A	2,822,691	3,228,107
		41,739,960	58,501,417
	Health Care — 7.3%
230,745	CareTrust REIT Inc.	2,710,713	4,688,738
10,807	Chemed Corp.	4,119,928	5,026,552
132,156	Perrigo Co. plc	5,974,602	6,254,944
314,808	Sabra Health Care REIT Inc.	3,620,225	4,633,974
93,442	The Ensign Group Inc.	1,646,919	6,997,871
		18,072,387	27,602,079

See accompanying notes to financial statements.

KEELEY Small Cap Dividend Value Fund

Schedule of Investments (Continued) — September 30, 2021

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Hotels and Gaming — 1.4%
34,442	Marriott Vacations Worldwide Corp.	$3,221,628	$5,418,760

	Metals and Mining — 2.6%
68,311	Compass Minerals International Inc.	3,671,278	4,399,229
50,391	Kaiser Aluminum Corp.	1,635,405	5,490,603
		5,306,683	9,889,832

	Paper and Forest Products — 1.2%
383,394	Mercer International Inc.	4,718,552	4,443,536

	Retail — 4.1%
465,291	Del Taco Restaurants Inc.	5,025,060	4,061,991
46,852	Jack in the Box Inc.	4,029,328	4,560,105
68,952	Penske Automotive Group Inc.	1,229,023	6,936,571
		10,283,411	15,558,667

	TOTAL COMMON STOCKS	270,879,195	370,694,866
			Market
Shares		Cost	Value
	RIGHTS — 0.0%
	Broadcasting — 0.0%
851,756	Media General Inc., CVR†(a)	$0	$1

	SHORT TERM INVESTMENT — 1.5%
	Other Investment Companies — 1.5%

5,789,365	Fidelity Government
	Portfolio, Cl. I, 0.010%*	5,789,365	5,789,365

	TOTAL INVESTMENTS —	$276,668,560	376,484,232
	100.0%
	Other Assets and Liabilities (Net) — 0.0%		(121,762)
	NET ASSETS — 100.0%		$376,362,470

*	1 day yield as of September 30, 2021.
(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

†	Non-income producing security.

CVR	Contingent Value Right

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

KEELEY Small-Mid Cap Value Fund

Schedule of Investments — September 30, 2021

			Market
Shares		Cost	Value
	COMMON STOCKS — 98.7%
	Banking — 3.2%
12,460	PacWest Bancorp	$417,599	$564,687
19,603	Umpqua Holdings Corp.	336,885	396,961
6,900	Wintrust Financial Corp.	319,497	554,553
		1,073,981	1,516,201
	Broadcasting — 1.6%
4,904	Nexstar Media Group Inc.,
	Cl. A	299,354	745,212

	Building and Construction — 6.3%
12,582	Apogee Enterprises Inc.	325,967	475,096
8,877	Fortune Brands Home &
	Security Inc.	137,779	793,781
9,478	KBR Inc.	151,789	373,433
14,268	Summit Materials Inc., Cl. A†	495,284	456,148
2,750	The Howard Hughes Corp.†	234,510	241,478
28,830	Tri Pointe Homes Inc.†	315,609	606,007
		1,660,938	2,945,943

	Business Services — 7.0%
9,230	IAA Inc.†	302,797	503,681
4,720	Lamar Advertising Co.,
	Cl. A, REIT	159,769	535,484
20,600	Nielsen Holdings plc.	424,128	395,314
23,000	Out front Media Inc., REIT	366,050	579,600
20,300	Vontier Corp.	634,717	682,080
3,470	WEX Inc.†	115,651	611,206
		2,003,112	3,307,365
	Computer Software and Services — 6.1%
3,691	Black Knight Inc.†	53,695	265,752
8,604	CDK Global Inc.	237,777	366,100
19,581	Cognyte Software Ltd.†	396,054	402,390
34,315	N-Able Inc.†	469,164	425,849
21,711	SolarWinds Corp.	461,923	363,225
3,838	SYNNEX Corp	318,937	399,536
10,555	Verint Systems Inc.†	238,062	472,758
5,688	Vimeo Inc.†	245,051	167,057
		2,420,663	2,862,667
	Consumer Products — 7.1%
9,396	Brunswick Corp.	488,735	895,157
16,510	Kontoor Brands Inc.	302,200	824,675
4,372	PVH Corp.†	333,758	449,398
7,241	Spectrum Brands Holdings
	Inc.	366,000	692,746
16,217	The Aaron's Co. Inc.	294,400	446,616
		1,785,093	3,308,592
	Diversified Industrial — 12.5%
3,430	Acuity Brands Inc.	432,095	594,659
8,140	Altra Industrial Motion
	Corp.	291,319	450,549
2,830	Chart Industries Inc.†	45,978	540,841
10,526	Colfax Corp.†	487,520	483,143
56,041	GrafTech International Ltd	575,489	578,343
8,426	GXO Logistics Inc.†	538,852	660,936
36,771	Harsco Corp.†	577,940	623,269
6,067	ITT Inc.	109,172	520,791
3,576	John Bean Technologies
	Corp.	30,954	502,607
24,655	nVent Electric plc.	602,572	797,096
1,724	XPO Logistics Inc.†	146,829	137,196
		3,838,720	5,889,430
			Market
Shares		Cost	Value

	Energy and Utilities — 16.2%
15,834	Atlantica Sustainable
	Infrastructure plc	$522,352	$546,431
21,100	ChampionX Corp.†	356,766	471,796
6,686	Chesapeake Energy Corp.	346,478	411,791
36,161	Covanta Holding Corp	377,680	727,559
14,600	Delek U.S. Holdings Inc.†	310,394	262,362
7,536	Diamondback Energy Inc.	493,262	713,433
5,660	Evergy Inc.	306,740	352,052
32,782	International Seaways Inc.	436,886	597,288
25,100	MDU Resources Group Inc.	519,216	744,717
19,500	NRG Energy Inc.	181,364	796,185
7,058	Oasis Petroleum Inc.	442,614	701,706
28,428	Primo Water Corp	367,877	446,888
63,994	TechnipFMC plc†	629,920	481,875
293	Texas Pacific Land Corp.	142,877	354,343
		5,434,426	7,608,426
	Financial Services — 18.3%
18,262	Air Lease Corp	385,498	718,427
31,323	Amerant Bancorp Inc., Cl. B†	509,216	726,694
23,720	Anzu Special Acquisition
	Corp. I, Cl. A†	234,168	230,084
22,652	Brightsphere Investment
	Group Inc.	214,061	591,897
22,731	Eastern Bank shares Inc.	273,427	461,439
12,645	Enact Holdings Inc.†	246,125	277,305
32,659	Equitable Holdings Inc.	660,009	968,013
15,557	FS KKR Capital Corp.	214,184	342,876
9,700	Popular Inc.	526,947	753,399
8,562	PROG Holdings Inc.	425,418	359,690
3,525	Prosperity Bancshares Inc.	211,041	250,733
7,965	South State Corp.	487,813	594,747
19,196	Synovus Financial Corp.	583,318	842,512
22,405	Tastemaker Acquisition
	Corp., Cl. A†	220,784	220,913
23,910	TLG Acquisition One Corp.,
	Cl. A†	233,304	235,514
13,353	Virtu Financial Inc., Cl. A	308,886	326,214
11,573	Voya Financial Inc.	284,719	710,466
		6,018,918	8,610,923
	Food and Beverage — 1.7%
5,560	Lamb Weston Holdings Inc.	221,328	341,217
10,058	Molson Coors Beverage Co.,
	Cl. B	451,323	466,490
		672,651	807,707

	Health Care — 8.2%
19,428	Bausch Health Cos. Inc.†	575,966	541,070
25,370	CareTrust REIT Inc.	303,806	515,519
2,270	Laboratory Corp. of America
	Holdings†	256,458	638,869
12,800	Organon & Co.	409,383	419,712
14,052	Perrigo Co. plc	636,636	665,081
31,106	Sabra Health Care REIT Inc.	431,426	457,880
8,280	The Ensign Group Inc.	352,201	620,089
		2,965,876	3,858,220
	Hotels and Gaming — 4.1%
12,991	Gaming and Leisure
	Properties Inc., REIT	330,498	601,743
40,850	Playa Hotels & Resorts NV†	329,001	338,646
17,360	VICI Properties Inc., REIT	343,296	493,198

See accompanying notes to financial statements.

KEELEY Small-Mid Cap Value Fund

Schedule of Investments (Continued) — September 30, 2021

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Hotels and Gaming (Continued)
6,180	Wyndham Hotels & Resorts
	Inc.	$357,041	$477,034
		1,359,836	1,910,621
	Metals and Mining — 0.9%
4,020	Kaiser Aluminum Corp.	110,815	438,019
	Retail — 3.2%
9,200	Bath & Body Works Inc.	536,931	579,876
6,443	Penske Automotive Group
	Inc.	107,018	648,166
5,205	Victoria's Secret & Co.†	302,397	287,628
		946,346	1,515,670
	Specialty Chemicals — 2.3%
7,039	Ashland Global Holdings Inc.	108,616	627,315
14,438	Valvoline Inc.	89,882	450,177
		198,498	1,077,492
	TOTAL COMMON
	STOCKS	30,789,227	46,402,488

	WARRANTS — 0.0%
	Financial Services — 0.0%
7,906	Anzu Special Acquisition
	Corp. I, expire 12/31/27†	6,407	4,983
			Market
Shares		Cost	Value

11,202	Tastemaker Acquisition	$7,997	$7,281
	Corp., expire 12/31/25†
7,970	TLG Acquisition One Corp.,
	expire 01/25/28†	5,010	4,543
		19,414	16,807

	TOTAL WARRANTS	19,414	16,807

	SHORT TERM INVESTMENT — 1.5%
	Other Investment Companies — 1.5%
715,466	Fidelity Government
	Portfolio, Cl. I, 0.010%*	715,466	715,466
	TOTAL INVESTMENTS —
	100.2%	$31,524,107	47,134,761
	Other Assets and Liabilities (Net) — (0.2)%		(90,740)
	NET ASSETS — 100.0%		$47,044,021

†	Non-income producing security.
*	1 day yield as of September 30, 2021.
REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

KEELEY Mid Cap Dividend Value Fund

Schedule of Investments — September 30, 2021

Shares		Cost	Market Value
	COMMON STOCKS — 98.0%
	Automotive: Parts and Accessories — 1.9%
36,284	Allison Transmission
	Holdings Inc.	$1,391,829	$1,281,551
14,661	Autoliv Inc.	956,743	1,256,741
		2,348,572	2,538,292
	Banking — 0.6%
36,973	Umpqua Holdings Corp.	563,535	748,703

	Broadcasting — 1.2%
10,349	Nexstar Media Group Inc., Cl. A	986,480	1,572,634
	Building and Construction — 4.4%
24,837	Fortune Brands Home & Security Inc.	1,105,116	2,220,924
57,780	KB Home	1,343,669	2,248,798
8,200	Vulcan Materials Co.	697,750	1,387,112
		3,146,535	5,856,834
	Business Services — 6.3%
51,744	Hudson Pacific Properties Inc., REIT	1,656,096	1,359,315
15,428	Iron Mountain Inc., REIT	393,067	670,347
20,439	Lamar Advertising Co., Cl. A, REIT	1,150,138	2,318,804
22,266	Omnicom Group Inc.	1,772,900	1,613,394
21,000	Quanta Services Inc.	719,314	2,390,220
		5,691,515	8,352,080
	Computer Software and Services — 4.2%
45,530	CDK Global Inc.	2,311,816	1,937,301
76,142	NortonLife Lock Inc.	1,530,909	1,926,393
16,548	SYNNEX Corp.	1,433,744	1,722,647
		5,276,469	5,586,341
	Consumer Products — 3.3%
27,770	Brunswick Corp.	1,409,608	2,645,648
18,634	Hasbro Inc.	1,090,476	1,662,525
		2,500,084	4,308,173
	Consumer Services — 1.0%
16,495	Equity LifeStyle Properties Inc., REIT	337,915	1,288,259

	Diversified Industrial — 7.1%
9,654	Acuity Brands Inc.	1,221,521	1,673,714
179,141	GrafTech International Ltd.	2,539,100	1,848,735
22,077	ITT Inc.	865,957	1,895,090
32,284	Jabil Inc.	1,676,313	1,884,417
63,127	nVent Electric plc	1,485,873	2,040,896
		7,788,764	9,342,852

	Electronics — 1.7%
8,215	Agilent Technologies Inc.	322,396	1,294,109
9,981	Dolby Laboratories Inc., Cl. A	368,723	878,328
		691,119	2,172,437
	Energy and Utilities — 15.4%
25,062	Black Hills Corp.	1,455,094	1,572,891
25,978	Chesapeake Energy Corp.	1,358,458	1,599,985
39,930	Devon Energy Corp.	660,830	1,417,914
24,582	Diamondback Energy Inc.	1,644,493	2,327,178
28,180	Evergy Inc.	1,456,780	1,752,796
67,282	MDU Resources Group Inc.	1,698,087	1,996,257
13,030	National Fuel Gas Co.	541,983	684,336
Shares		Cost	Market Value

50,105	NRG Energy Inc.	$1,092,121	$2,045,787
56,104	OGE Energy Corp.	1,456,855	1,849,188
10,349	Pioneer Natural Resources Co.	614,656	1,723,212
41,125	UGI Corp.	1,278,168	1,752,748
22,595	Valero Energy Corp.	886,503	1,594,529

	Equipment and Supplies — 1.0%
20,138	The Timken Co.	1,261,248	1,317,428
	Financial Services — 17.1%
48,465	Air Lease Corp.	1,176,731	1,906,613
6,998	Ameriprise Financial Inc.	609,024	1,848,312
10,763	Arthur J Gallagher & Co.	516,727	1,599,920
20,611	Comerica Inc.	1,052,068	1,659,185
17,402	Discover Financial Services	773,554	2,137,836
72,440	Equitable Holdings Inc.	1,445,167	2,147,122
25,528	Popular Inc.	1,393,527	1,982,760
21,556	Prosperity Bancshares Inc.	1,365,356	1,533,278
14,031	Reinsurance Group of America Inc.	1,532,238	1,561,089
22,033	SouthState Corp.	1,251,167	1,645,204
40,876	Synovus Financial Corp.	1,339,642	1,794,048
52,952	Virtu Financial Inc., Cl. A	1,074,715	1,293,617
22,423	Voya Financial Inc.	743,535	1,376,548
		14,273,451	22,485,532
	Food and Beverage — 3.0%
35,443	Conagra Brands Inc.	980,434	1,200,455
20,705	Lamb Weston Holdings Inc.	692,771	1,270,666
32,414	Molson Coors Beverage Co., Cl. B	1,496,786	1,503,361
		3,169,991	3,974,482
	Health Care — 10.5%
3,885	Chemed Corp.	1,607,969	1,806,991
21,041	Encompass Health Corp.	1,291,130	1,578,917
57,372	Healthcare Trust of America Inc., Cl. A, REIT	1,394,289	1,701,654
47,256	Organon & Co.	1,488,464	1,549,524
39,892	Perrigo Co. plc	1,809,055	1,888,088
82,878	Sabra Health Care REIT Inc.	1,564,774	1,219,964
4,991	STERIS plc.	394,507	1,019,562
20,088	The Ensign Group Inc.	1,682,204	1,504,390
11,729	Universal Health Services Inc., Cl. B	1,357,941	1,622,942
		12,590,333	13,892,032
	Hotels and Gaming — 3.6%
7,649	Marriott Vacations Worldwide Corp.	368,549	1,203,417
68,992	VICI Properties Inc., REIT	1,362,835	1,960,063
19,836	Wyndham Hotels & Resorts Inc.	916,647	1,531,141
		2,648,031	4,694,621
	Machinery — 2.8%
32,945	BWX Technologies Inc.	1,573,904	1,774,418
18,270	Oshkosh Corp.	1,407,622	1,870,300
		2,981,526	3,644,718
	Metals and Mining — 1.4%
14,450	Franco-Nevada Corp.	1,199,918	1,877,199

See accompanying notes to financial statements.

KEELEY Mid Cap Dividend Value Fund

Schedule of Investments (Continued) — September 30, 2021

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Real Estate — 1.2%
35,875	Highwoods Properties Inc., REIT	$1,435,302	$1,573,477

	Retail — 5.0%
27,310	Bath & Body Works Inc.	1,608,526	1,721,349
95,725	Brixmor Property Group Inc., REIT	1,420,894	2,116,480
12,247	PVH Corp.†	1,169,443	1,258,869
27,942	Victoria's Secret & Co.†	1,711,526	1,544,075
		5,910,389	6,640,773
	Specialty Chemicals — 5.3%
15,740	Ashland Global Holdings Inc.	1,228,964	1,402,749
13,885	FMC Corp.	620,352	1,271,311
51,226	Olin Corp.	756,190	2,471,654
11,696	RPM International Inc.	404,873	908,194
Shares		Cost	Market Value

31,176	Valvoline Inc.	$356,133	$972,068
		3,366,512	7,025,976
	TOTAL COMMON STOCKS	92,311,717	129,209,664

	SHORT TERM INVESTMENT — 2.0%
	Other Investment Companies — 2.0%
2,602,711	Fidelity Government Portfolio, Cl. I, 0.010%*	2,602,711	2,602,711

	TOTAL INVESTMENTS — 100.0%	$94,914,428	131,812,375
	Other Assets and Liabilities (Net) — 0.0%		23,147
	NET ASSETS — 100.0%		$131,835,522

*	1 day yield as of September 30, 2021.
†	Non-income producing security.
REIT	REIT Real Estate Investment Trust

See accompanying notes to financial statements.

KEELEY Funds

Statements of Assets and Liabilities

September 30, 2021

	Small Cap	Small-Mid	Mid Cap
	Dividend	Cap	Dividend
	Value Fund	Value Fund	Value Fund
Assets:
Investments, at value (Cost $276,668,560, $31,524,107 and $94,914,428, respectively)	$376,484,232	$47,134,761	$131,812,375
Receivable for Fund shares sold	55,303	62	12,171
Dividends and interest receivable	387,871	48,424	176,197
Prepaid expenses	95,434	33,833	52,211
Total Assets	377,022,840	47,217,080	132,052,954
Liabilities:
Payable for Fund shares redeemed	129,148	61,846	40,211
Payable for investment advisory fees	315,484	50,292	103,478
Payable for distribution fees	43,057	3,131	3,188
Payable for accounting fees	4,473	1,865	584
Payable for legal and audit fees	42,742	29,855	30,929
Payable for shareholder communications expenses	62,743	17,881	23,735
Payable for shareholder services fees	50,171	5,324	9,691
Payable for chief compliance officer compensation	5,070	636	1,793
Other accrued expenses	7,482	2,229	3,823
Total Liabilities	660,370	173,059	217,432
Net Assets	$376,362,470	$47,044,021	$131,835,522
Net Assets Consist of:
Paid-in capital	$239,132,559	$21,712,357	$100,579,112
Total distributable earnings	137,229,911	25,331,664	31,256,410
Net Assets	$376,362,470	$47,044,021	$131,835,522
Shares of Capital Stock, each at $0.0001 par value:
Class A:
Net assets	$208,680,173	$14,942,979	$15,163,007
Capital Shares outstanding	10,588,241	1,152,112	574,351
Net Asset Value and redemption price per share (500,000,000 shares authorized)	$19.71	$12.97	$26.40
Maximum offering price per share (NAV ÷ 0.9550, based on maximum sales charge of 4.50% of the offering price)	$20.64	$13.58	$27.64
Class I:
Net assets	$167,682,297	$32,101,042	$116,672,515
Capital Shares outstanding	8,492,196	2,401,061	4,421,348
Net Asset Value, offering, and redemption price per share (100,000,000 shares authorized)	$19.75	$13.37	$26.39

See accompanying notes to financial statements.

KEELEY Funds

Statements of Operations

For the Year Ended September 30, 2021

	Small Cap	Small-Mid	Mid Cap
	Dividend	Cap	Dividend
	Value Fund	Value Fund	Value Fund
Investment Income:
Dividends (net of foreign withholding taxes of $12,939, $2,779 and $6,977, respectively)	$8,441,263	$902,528	$2,574,493
Interest	1,092	337	295
Total Investment Income	8,442,355	902,865	2,574,788
Expenses:
Investment advisory fees	3,699,681	457,550	1,198,066
Distribution fees - Class A	523,843	36,615	38,207
Accounting fees	93,298	11,439	33,280
Custodian fees	24,291	8,014	12,369
Legal and audit fees	38,437	26,340	29,193
Chief compliance officer compensation	60,732	7,473	21,795
Registration expenses	40,856	35,332	35,695
Shareholder communications expenses	63,681	14,847	21,428
Shareholder services fees	389,667	47,507	92,978
Directors’ fees	103,485	12,848	37,667
Interest expense	523	—	977
Miscellaneous expenses	35,550	9,719	18,484
Total Expenses	5,074,044	667,684	1,540,139
Less:
Fees waived or expenses reimbursed by Adviser (See Note 3)	(668,481)	(109,462)	(236,330)
Net Expenses	4,405,563	558,222	1,303,809
Net Investment Income	4,036,792	344,643	1,270,979
Net Realized and Unrealized Gain on Investments:
Net realized gain on investments	41,131,705	11,291,275	12,558,045
Net change in unrealized appreciation/depreciation: on investments	101,632,137	6,834,588	28,904,666
Net Realized and Unrealized Gain on Investments	142,763,842	18,125,863	41,462,711
Net Increase in Net Assets Resulting from Operations	$146,800,634	$18,470,506	$42,733,690

See accompanying notes to financial statements.

KEELEY Funds

Statements of Changes in Net Assets

For the Year Ended September 30,

	Small Cap Dividend Value Fund		Small-Mid Cap Value Fund		Mid Cap Dividend Value Fund
	2021	2020	2021	2020	2021	2020

Operations:
Net investment income	$4,036,792	$5,487,116	$344,643	$294,944	$1,270,979	$2,161,588
Net realized gain/(loss) on investments	41,131,705	972,844	11,291,275	3,112,287	12,558,045	(17,503,850)
Net change in unrealized appreciation/ depreciation on investments	101,632,137	(74,778,050)	6,834,588	(13,097,255)	28,904,666	(9,660,731)
Net Increase/(Decrease) in Net Assets Resulting from Operations	146,800,634	(68,318,090)	18,470,506	(9,690,024)	42,733,690	(25,002,993)
Distributions to Shareholders:
Accumulated earnings
Class A	(2,376,650)	(3,609,728)	(721,095)	(3,819,010)	(138,427)	(354,000)
Class I	(2,281,323)	(2,962,530)	(1,544,841)	(7,284,679)	(1,363,118)	(3,354,051)
	(4,657,973)	(6,572,258)	(2,265,936)	(11,103,689)	(1,501,545)	(3,708,051)
Return of capital
Class A	—	—	—	—	—	(29,269)
Class I	—	—	—	—	—	(251,879)
	—	—	—	—	—	(281,148)
Total Distributions to Shareholders	(4,657,973)	(6,572,258)	(2,265,936)	(11,103,689)	(1,501,545)	(3,989,199)
Capital Share Transactions:
Proceeds from shares issued
Class A	9,257,299	7,248,428	377,990	170,048	310,393	1,458,255
Class I	52,555,581	13,954,538	2,035,784	1,724,088	33,044,010	16,887,630
	61,812,880	21,202,966	2,413,774	1,894,136	33,354,403	18,345,885
Proceeds from reinvestment of distributions
Class A	2,262,795	3,433,976	700,093	3,730,318	122,701	351,944
Class I	2,250,021	2,904,659	1,538,399	7,246,618	1,359,904	3,585,634
	4,512,816	6,338,635	2,238,492	10,976,936	1,482,605	3,937,578
Cost of shares redeemed
Class A	(41,972,631)	(63,912,988)	(2,842,494)	(8,202,435)	(2,558,506)	(4,268,813)
Class I	(63,393,440)	(54,751,486)	(8,040,511)	(12,990,087)	(55,768,228)	(50,746,070)
	(105,366,071)	(118,664,474)	(10,883,005)	(21,192,522)	(58,326,734)	(55,014,883)
Net Decrease in Net Assets from Capital Share Transactions	(39,040,375)	(91,122,873)	(6,230,739)	(8,321,450)	(23,489,726)	(32,731,420)
Net Increase/(Decrease) in Net Assets	103,102,286	(166,013,221)	9,973,831	(29,115,163)	17,742,419	(61,723,612)
Net Assets:
Beginning of year	273,260,184	439,273,405	37,070,190	66,185,353	114,093,103	175,816,715
End of year	$376,362,470	$273,260,184	$47,044,021	$37,070,190	$131,835,522	$114,093,103

See accompanying notes to financial statements.

KEELEY Funds

Financial Highlights

Selected data for a common share of capital stock outstanding throughout each year:

	Year Ended September 30,
Small Cap Dividend Value Fund	2021	2020	2019	2018	2017
Class A
Net Asset Value, Beginning of Year	$12.84	$15.86	$18.91	$19.27	$16.63
Income from Investment Operations:
Net Investment Income(a)	0.18	0.21	0.32	0.26	0.25
Net Realized and Unrealized Gain/(Loss) on Investments	6.90	(2.97)	(1.44)	0.76	2.94
Total from Investment Operations	7.08	(2.76)	(1.12)	1.02	3.19
Distributions:
Net Investment Income	(0.21)	(0.26)	(0.30)	(0.25)	(0.24)
Net Realized Gain on Investments	—	—	(0.60)	(1.13)	(0.31)
Return of Capital	—	—	(1.03)	—	—
Total Distributions	(0.21)	(0.26)	(1.93)	(1.38)	(0.55)
Net Asset Value, End of Year	$19.71	$12.84	$15.86	$18.91	$19.27
Total Return †	55.27%	(17.35)%	(5.67)%	5.44%	19.30%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Year (in 000’s)	$208,680	$157,732	$254,329	$13,836	$22,460
Net Investment Income	0.98%	1.49%	2.04%	1.34%	1.39%
Operating Expenses Net of Waivers/Credits/Reimbursements/Reductions	1.29%	1.29%	1.29%	1.29%	1.29%
Operating Expenses Before Waivers/Credits/Reimbursements/Reductions	1.47%	1.52%	1.45%	1.50%	1.49%
Portfolio Turnover Rate	26%	21%	71%	24%	22%
Class I
Net Asset Value, Beginning of Year	$12.87	$15.89	$18.94	$19.30	$16.65
Income from Investment Operations:
Net Investment Income(a)	0.23	0.25	0.35	0.31	0.30
Net Realized and Unrealized Gain/(Loss) on Investments	6.91	(2.97)	(1.43)	0.76	2.95
Total from Investment Operations	7.14	(2.72)	(1.08)	1.07	3.25

Distributions:
Net Investment Income	(0.26)	(0.30)	(0.34)	(0.30)	(0.29)
Net Realized Gain on Investments	—	—	(0.60)	(1.13)	(0.31)
Return of Capital	—	—	(1.03)	—	—
Total Distributions	(0.26)	(0.30)	(1.97)	(1.43)	(0.60)
Net Asset Value, End of Year	$19.75	$12.87	$15.89	$18.94	$19.30
Total Return †	55.60%	(17.08)%	(5.42)%	5.71%	19.64%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Year (in 000’s)	$167,682	$115,528	$184,944	$76,705	$75,701
Net Investment Income	1.22%	1.75%	2.17%	1.59%	1.64%
Operating Expenses Net of Waivers/Credits/Reimbursements/Reductions	1.04%	1.04%	1.04%	1.04%	1.04%
Operating Expenses Before Waivers/Credits/Reimbursements/Reductions	1.22%	1.27%	1.23%	1.25%	1.24%
Portfolio Turnover Rate	26%	21%	71%	24%	22%

†	Total return represents aggregate total return of a hypothetical investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.
(a)	Per share amounts have been calculated using the average shares outstanding method.

See accompanying notes to financial statements.

KEELEY Funds

Financial Highlights (Continued)

Selected data for a common share of capital stock outstanding throughout each year:

	Year Ended September 30,
Small-Mid Cap Value Fund	2021	2020	2019	2018	2017
Class A
Net Asset Value, Beginning of Year	$8.84	$12.38	$14.55	$14.92	$13.48
Income from Investment Operations:
Net Investment Income(a)	0.07	0.04	0.06	0.04	0.07
Net Realized and Unrealized Gain/(Loss) on Investments	4.64	(1.40)	(0.76)	1.18	2.52
Total from Investment Operations	4.71	(1.36)	(0.70)	1.22	2.59

Distributions:
Net Investment Income	(0.03)	(0.07)	(0.03)	(0.08)	(0.02)
Net Realized Gain on Investments	(0.55)	(2.11)	(1.44)	(1.51)	(1.13)
Total Distributions	(0.58)	(2.18)	(1.47)	(1.59)	(1.15)
Net Asset Value, End of Year	$12.97	$8.84	$12.38	$14.55	$14.92
Total Return †	54.70%	(14.91)%	(4.11)%	8.67%	20.15%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Year (in 000’s)	$14,943	$11,515	$23,125	$43,302	$43,501
Net Investment Income	0.59%	0.43%	0.48%	0.25%	0.47%
Operating Expenses Net of Waivers/Credits/Reimbursements/Reductions	1.39%	1.39%	1.40%	1.39%	1.39%
Operating Expenses Before Waivers/Credits/Reimbursements/Reductions	1.63%	1.68%	1.53%	1.47%	1.47%
Portfolio Turnover Rate	37%	21%	26%	27%	20%
Class I
Net Asset Value, Beginning of Year	$9.10	$12.69	$14.88	$15.20	$13.72
Income from Investment Operations:
Net Investment Income(a)	0.10	0.07	0.09	0.07	0.10
Net Realized and Unrealized Gain/(Loss) on Investments	4.78	(1.44)	(0.77)	1.22	2.56
Total from Investment Operations	4.88	(1.37)	(0.68)	1.29	2.66

Distributions:
Net Investment Income	(0.06)	(0.11)	(0.07)	(0.10)	(0.05)
Net Realized Gain on Investments	(0.55)	(2.11)	(1.44)	(1.51)	(1.13)
Total Distributions	(0.61)	(2.22)	(1.51)	(1.61)	(1.18)
Net Asset Value, End of Year	$13.37	$9.10	$12.69	$14.88	$15.20
Total Return †	55.08%	(14.69)%	(3.87)%	9.00%	20.38%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Year (in 000’s)	$32,101	$25,555	$43,060	$122,408	$91,586
Net Investment Income	0.83%	0.68%	0.71%	0.50%	0.72%
Operating Expenses Net of Waivers/Credits/Reimbursements/Reductions	1.14%	1.14%	1.15%	1.14%	1.14%
Operating Expenses Before Waivers/Credits/Reimbursements/Reductions	1.38%	1.43%	1.28%	1.22%	1.22%
Portfolio Turnover Rate	37%	21%	26%	27%	20%

†	Total return represents aggregate total return of a hypothetical investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.
(a)	Per share amounts have been calculated using the average shares outstanding method.

See accompanying notes to financial statements.

KEELEY Funds

Financial Highlights (Continued)

Selected data for a common share of capital stock outstanding throughout each year:

	Year Ended September 30,
Mid Cap Dividend Value Fund	2021	2020	2019	2018	2017
Class A
Net Asset Value, Beginning of Year	$19.10	$22.60	$23.94	$21.85	$18.88
Income from Investment Operations:
Net Investment Income(a)	0.18	0.26	0.29	0.19	0.15
Net Realized and Unrealized Gain/(Loss) on Investments	7.35	(3.26)	(0.67)	2.09	2.97
Total from Investment Operations	7.53	(3.00)	(0.38)	2.28	3.12

Distributions:
Net Investment Income	(0.23)	(0.31)	(0.32)	(0.19)	(0.15)
Net Realized Gain on Investments	—	(0.18)	(0.64)	—	—
Return of Capital	—	(0.01)	—	—	—
Total Distributions	(0.23)	(0.50)	(0.96)	(0.19)	(0.15)
Net Asset Value, End of Year	$26.40	$19.10	$22.60	$23.94	$21.85
Total Return †	39.48%	(13.38)%	(1.45)%	10.47%	16.57%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Year (in 000’s)	$15,163	$12,611	$18,260	$31,987	$19,273
Net Investment Income	0.73%	1.25%	1.31%	0.84%	0.76%
Operating Expenses Net of Waivers/Credits/Reimbursements/Reductions	1.20%	1.20%	1.21%	1.29%	1.29%
Operating Expenses Before Waivers/Credits/Reimbursements/Reductions	1.38%	1.40%	1.38%	1.47%	1.49%
Portfolio Turnover Rate	21%	22%	22%	19%	43%
Class I
Net Asset Value, Beginning of Year	$19.09	$22.59	$23.94	$21.84	$18.87
Income from Investment Operations:
Net Investment Income(a)	0.25	0.31	0.35	0.25	0.21
Net Realized and Unrealized Gain/(Loss) on Investments	7.34	(3.26)	(0.69)	2.09	2.96
Total from Investment Operations	7.59	(2.95)	(0.34)	2.34	3.17

Distributions:
Net Investment Income	(0.29)	(0.36)	(0.37)	(0.24)	(0.20)
Net Realized Gain on Investments	—	(0.18)	(0.64)	—	—
Return of Capital	—	(0.01)	—	—	—
Total Distributions	(0.29)	(0.55)	(1.01)	(0.24)	(0.20)
Net Asset Value, End of Year	$26.39	$19.09	$22.59	$23.94	$21.84
Total Return †	39.84%	(13.15)%	(1.24)%	10.78%	16.86%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Year (in 000’s)	$116,673	$101,482	$157,557	$124,114	$98,361
Net Investment Income	0.98%	1.51%	1.57%	1.09%	1.01%
Operating Expenses Net of Waivers/Credits/Reimbursements/Reductions	0.95%	0.95%	0.96%	1.04%	1.04%
Operating Expenses Before Waivers/Credits/Reimbursements/Reductions	1.13%	1.15%	1.13%	1.22%	1.24%
Portfolio Turnover Rate	21%	22%	22%	19%	43%

†	Total return represents aggregate total return of a hypothetical investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.
(a)	Per share amounts have been calculated using the average shares outstanding method.

See accompanying notes to financial statements.

KEELEY Funds, Inc.

Notes to Financial Statements

1. Organization. KEELEY Funds, Inc. (the Corporation) was organized on April 7, 2005 as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-ended investment company. The Corporation consists of three series, KEELEY Small Cap Dividend Value Fund (Small Cap Dividend Value Fund), KEELEY Small-Mid Cap Value Fund (Small-Mid Cap Value Fund), and KEELEY Mid Cap Dividend Value Fund (Mid Cap Dividend Value Fund) (each a Fund, and collectively, the Funds), each with two classes of shares: Class A and Class I. As noted in the Funds’ prospectus, Class I is an institutional class and does not charge a sales load or a 12b-1 fee to its shareholders.

The investment objectives of each Fund are as follows:

●	Small Cap Dividend Value Fund seeks to provide long term capital appreciation and current income through investments in equity securities with a small market capitalization and that currently pay, or are reasonably expected to pay, dividends to shareholders.

●	Small-Mid Cap Value Fund seeks to provide long term capital appreciation through investments in equity securities of companies with a small or mid-sized market capitalization.

●	Mid Cap Dividend Value Fund seeks to provide long term capital appreciation and current income through investments in equity securities of companies with a mid-sized market capitalization and that currently pay, or are reasonably expected to pay, dividends to shareholders.

2. Significant Accounting Policies. As an investment company, the Corporation follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Corporation in the preparation of its financial statements.

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Funds, its ability to buy and sell fund investments at appropriate valuations, and its ability to achieve its investment objectives.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Keeley-Teton Advisors, LLC (the Adviser). Investments in open-end investment companies are valued at each underlying Fund’s NAV per share as of the report date.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price, unless the Board determines such amount does not reflect the security’s fair value, in which case the security will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

Securities for which quotations are not readily available are valued by the Funds’ investment adviser, Keeley-Teton Advisors, LLC, at their respective fair values as determined in good faith pursuant to procedures adopted by the Corporation’s Board. For each investment that is fair valued, the Adviser takes into consideration, to the extent applicable, various factors, including, but not limited to, the financial condition of the company, comparable companies in the public market, the nature and duration

KEELEY Funds, Inc.

Notes to Financial Statements (Continued)

of the cause for a quotation not being readily available and other relevant factors. Securities fair valued by the Adviser are indicated in the Schedules of Investments and are categorized as Level 2 or Level 3 in the fair value hierarchy depending on the observability of the inputs. Media General, Inc. was fair valued using methods approved by the Corporation’s Board as of September 30, 2021. No other securities were fair valued by the Funds as of September 30, 2021.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Funds’ investments in securities by inputs used to value the Funds’ investments as of September 30, 2021 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 09/30/21
SMALL CAP DIVIDEND VALUE FUND
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks (a)	$370,694,866	—	—	$370,694,866
Rights (a)	—	—	$1	1
Short Term Investment	5,789,365	—	—	5,789,365
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$376,484,231	—	$1	$376,484,232

SMALL-MID CAP VALUE FUND
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks (a)	$46,402,488	—	—	$46,402,488
Warrants (a)	16,807	—	—	16,807
Short Term Investment	715,466	—	—	715,466
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$47,134,761	—	—	$47,134,761

MID CAP DIVIDEND VALUE FUND
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks (a)	$129,209,664	—	—	$129,209,664
Short Term Investment	2,602,711	—	—	2,602,711
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$131,812,375	—	—	$131,812,375

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

There were no Level 3 investments held at September 30, 2021 or September 30, 2020 by Small-Mid Cap Value Fund or Mid Cap Dividend Value Fund.

Additional Information to Evaluate Qualitative Information.

General. The Funds use recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of their securities, and use broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from

KEELEY Funds, Inc.

Notes to Financial Statements (Continued)

major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Investments in other Investment Companies. All Funds may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the Acquired Funds) in accordance with the 1940 Act and related rules. Shareholders in these funds would bear the pro rata portion of the periodic expenses of the Acquired Funds in addition to the Funds’ expenses. During the fiscal year ended September 30, 2021, Small Cap Dividend Value Fund’s pro rata portion of the periodic expenses charged by the Acquired Funds was approximately thirteen basis points, the Small-Mid Cap Value Fund’s was approximately four basis points and, Mid Cap Dividend Value Fund’s was less than 1 basis point.

Foreign Taxes. The Funds may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method or amortized to earliest call date, if applicable. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as a Fund becomes aware of such dividends. Upon notification from issuers, distributions received from a REIT may be redesignated as a reduction of cost of investments and/or realized gain.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences, and differing characterizations of distributions made by the Funds. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to the utilization of tax equalizations and reversal of prior year Real Estate Investment Trust adjustments. These reclassifications, presented in the table below, have no impact on the NAVs of the Funds.

KEELEY Funds, Inc.

Notes to Financial Statements (Continued)

	Accumulated Earnings/ (Losses)	Paid-in Capital
Small Cap Dividend Value Fund	$878,123	$(878,123)
Small-Mid Cap Value Fund	(753,227)	753,227
Mid Cap Dividend Value Fund	269,167	(269,167)

The tax character of distributions paid during the fiscal years ended September 30, 2021 and 2020 was as follows:

	Small Cap Dividend Value Fund		Small-Mid Cap Value Fund		Mid Cap Dividend Value Fund
	Year Ended September 30,		Year Ended September 30,		Year Ended September 30,
	2021	2020	2021	2020	2021	2020
Ordinary income (inclusive of short term capital gains)	$4,657,973	$6,572,258	$199,962	$549,855	$1,501,545	$2,483,255
Net long term capital gains	—	—	2,065,974	10,553,834	—	1,224,796
Return of capital	—	—	—	—	—	281,148
Total Distributions Paid	$4,657,973	$6,572,258	$2,265,936	$11,103,689	$1,501,545	$3,989,199

Provision for Income Taxes. The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Funds to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of the Funds’ net investment company taxable income and net capital gains.

The Small Cap Dividend Value Fund utilized $69,455 of capital loss carryforwards for the fiscal year ended September 30, 2021.

At September 30, 2021, the components of accumulated earnings/losses on a tax basis were as follows:

	Small Cap Dividend Value Fund	Small-Mid Cap Value Fund	Mid Cap Dividend Value Fund
Undistributed ordinary income (inclusive of short term capital gains)	$256,842	$1,739,098	$38,601
Undistributed long term capital gain	38,887,431	8,369,674	—
Accumulated capital loss carryforward	—	—	(5,121,118)
Unrealized appreciation	98,085,638	15,222,892	36,338,927
Total accumulated earnings	$137,229,911	$25,331,664	$31,256,410

At September 30, 2021, the Fund had net capital loss carryforwards for federal income tax purposes which are available to reduce future required distributions of net capital gains to shareholders. The Fund is permitted to carry capital losses forward for an unlimited period. Capital losses that are carried forward will retain their character as either short term or long term losses.

Mid Cap Dividend Value Fund
Short term capital loss with no expiration	$(4,654,995)
Long term capital loss with no expiration	(466,123)
Total capital loss carryforward	$(5,121,118)

At September 30, 2021, the temporary differences between book basis and tax basis unrealized appreciation/depreciation on investments was primarily due to deferral of losses from wash sales for tax purposes.

The following summarizes the tax cost of investments and the related net unrealized appreciation/depreciation at September 30, 2021:

	Small Cap Dividend Value Fund	Small-Mid Cap Value Fund	Mid Cap Dividend Value Fund
Aggregate cost of investments	$278,398,594	$31,911,869	$95,473,448
Gross unrealized appreciation	$110,359,298	$16,230,785	$39,219,468
Gross unrealized depreciation	(12,273,660)	(1,007,893)	(2,880,541)
Net unrealized appreciation	$98,085,638	$15,222,892	$36,338,927

KEELEY Funds, Inc.

Notes to Financial Statements (Continued)

The Funds are required to evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Funds as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. As of September 30, 2021, the Adviser has reviewed all open tax years and concluded that there was no impact to the Funds’ net assets or results of operations. The Funds’ federal and state tax returns for the prior three fiscal years remain open, subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Funds’ tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreements and Other Transactions. The Corporation, on behalf of each Fund, has entered into an investment advisory agreement (the Agreement) with the Adviser, with whom certain officers and directors of the Corporation are affiliated, to furnish investment advisory services to that Fund. Under the terms of the Agreement, Small Cap Dividend Value Fund and Small-Mid Cap Value Fund each pay the Adviser a monthly fee at the annual rate of 1.00% of the Fund’s first $350 million of average daily net assets, 0.90% for net assets greater than $350 million but less than $700 million, and 0.80% in excess of $700 million of the Fund’s average daily net assets. Mid Cap Dividend Value Fund pays the Adviser a monthly fee at the annual rate of 0.90% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive a portion of its fees and/or reimburse expenses with respect to each Fund until February 28, 2022 (the Expense Cap Agreement), such that total expenses, exclusive of taxes, interest charges, dividend expenses incurred on securities that the Fund sells short, litigation expenses, other extraordinary expenses, and brokerage commissions and other charges relating to the purchase and sale of the Fund’s securities will not exceed the following amounts of average daily net assets of the respective Fund:

	Class A	Class I
Small Cap Dividend Value Fund	1.29%	1.04%
Small-Mid Cap Value Fund	1.39%	1.14%
Mid Cap Dividend Value Fund	1.20%	0.95%

Any reimbursements or fee waivers made by the Adviser to a Fund are subject to repayment by the Fund, to the extent that the Fund is able to make the repayment within its Expense Cap Agreement. However, the repayment of previously waived expenses is limited to amounts that do not cause the aggregate operating expenses of the Fund to exceed the current expense cap or the expense cap in place at the time the waiver was generated. The Adviser did not recoup any fees previously waived or reimbursed under the Expense Cap Agreement for the fiscal year ended September 30, 2021. The table below indicates the amount of fees available for recoupment by the Adviser in future periods:

As of September 30, 2021, the cumulative unreimbursed amounts which may be recovered by the Adviser are as follows:

	For the year ended September 30, 2019, expiring September 30, 2022	For the year ended September 30, 2020, expiring September 30, 2023	For the year ended September 30, 2021, expiring September 30, 2024	Total
Small Cap Dividend Value Fund	$347,914	$773,620	$668,481	$1,790,015
Small-Mid Cap Value Fund	127,131	142,211	109,462	378,804
Mid Cap Dividend Value Fund.	274,447	297,386	236,330	808,163

Any waiver or reimbursement is subject to later adjustment during the term of each Fund’s investment advisory agreement to allow Keeley-Teton to recoup amounts waived or reimbursed to the extent actual fees and expenses for a period are less than the expense limitation caps. Keeley-Teton, however, will only be entitled to recoup such amounts for a period of three years following the fiscal year in which such amount was waived or reimbursed.

4. Distribution Plan. The Corporation’s Board has adopted a Distribution Plan (the Plan) pursuant to Rule 12b-1 under the 1940 Act for the Funds’ Class A Shares. The Plan is designed to finance or assist in the financing of any activity primarily intended to result in the sale of Class A Shares by G.distributors, LLC (the Distributor), an affiliate of the Adviser, with whom certain officers and directors of the Corporation are affiliated, and to permit the Corporation to compensate the Distributor and other dealers of its shares. Each Fund paid the Distributor and each dealer a monthly fee at the annual rate of 0.25% of the average daily net assets of Fund shares beneficially owned by the Distributor’s and each dealer’s existing brokerage clients. The Plan can be continued in effect from year to year if such continuance is approved annually by the Board of the Corporation, including the vote of a majority of the Independent Directors.

KEELEY Funds, Inc.

Notes to Financial Statements (Continued)

For the fiscal year ended September 30, 2021, Small Cap Dividend Value Fund – Class A expensed $523,843 in distribution fees, of which $7,519 was paid to the Distributor; Small-Mid Cap Value Fund – Class A expensed $36,615 in distribution fees, of which $1,303 was paid to the Distributor; and Mid-Cap Dividend Value Fund – Class A expensed $38,207 in distribution fees, of which $566 was paid to the Distributor. The distribution fees paid to the Distributor are unaudited.

The Corporation has adopted a Shareholder Servicing Agreement for all of its Funds and their Classes. The Corporation has retained the Adviser to serve as the shareholder servicing agent for the Funds pursuant to the Shareholder Servicing Agreement. Under the Shareholder Servicing Agreement, the Corporation will pay the Adviser a monthly fee calculated at an annual rate of 0.05% of each Fund’s average daily net assets for providing support services to investors who beneficially own shares of a Fund. The Shareholder Servicing Agreement may be continued in effect from year to year if such continuance is approved annually by the Board of the Corporation, including the vote of a majority of the Independent Directors. For the fiscal year ended September 30, 2021, the Adviser received $389,667, $47,507, and $92,978 from Small Cap Dividend Value Fund, Small-Mid Cap Value Fund, and Mid Cap Dividend Value Fund, respectively.

5. Portfolio Securities. Purchases and sales (including maturities) of securities during the fiscal year ended September 30, 2021, other than short term securities, are as follows:

	Purchases (excluding U.S. Government Securities)	Sales (excluding U.S. Government Securities)
Small Cap Dividend Value Fund	$91,561,814	$129,233,471
Small-Mid Cap Value Fund	16,052,930	23,736,009
Mid Cap Dividend Value Fund	27,563,860	51,923,045

6. Transactions with Affiliates and Other Arrangements. During the fiscal year ended September 30, 2021, the Distributor retained a total of $9,389 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

The cost of calculating each Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the fiscal year ended September 30, 2021, Small Cap Dividend Value Fund, Small-Mid Cap Value Fund, and Mid Cap Dividend Value Fund accrued $93,298, $11,439, and $33,280, respectively, in the Statements of Operations, in connection with the cost of computing these Funds’ NAVs.

As per the approval of the Board, the Funds are allocated a portion of the Chief Compliance Officer’s compensation cost. For the year ended September 30, 2021, the Funds paid or accrued $90,000 in chief compliance officer compensation in the Statements of Operations.

The Adviser has an administration agreement for each of the Funds with Gabelli Funds, LLC, which has entered into an agreement with BNY Mellon Investment Servicing (US) Inc. to provide certain administrative services to the Funds.

As of September 30, 2021, affiliates of the Funds beneficially owned shares of the Funds as set forth below:

	Small Cap Dividend Value Fund	Small-Mid Cap Value Fund	Mid Cap Dividend Value Fund
Shares	1,858,701	522,196	1,773,534
Percent of total outstanding shares	9.63%	14.34%	36.04%

The Corporation pays each Director who is not considered an affiliated person an annual retainer of $10,000 plus $2,000 for each Board meeting attended, and they are reimbursed by the Corporation for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended, and the Chairman of the Audit Committee receives a $25,000 annual fee. A Director may receive a single meeting fee, allocated among the participating funds, for attending certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Corporation.

7. Line of Credit. The Funds participate in an unsecured line of credit, which expires on March 2, 2022 and may be renewed annually, of up to $75,000,000 under which they may each borrow up to 10% of their net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at a floating rate equal to the higher of the Overnight Federal Funds Rate plus 135 basis points or the Overnight Bank Funding Rate plus 135 basis points in effect on that day. This amount, if any, would be included in “Interest expense” in the Statements of Operations. At September 30, 2021, there were no borrowings outstanding under the line of credit.

KEELEY Funds, Inc.

Notes to Financial Statements (Continued)

During the fiscal year ended September 30, 2021, the Small Cap Dividend Value Fund borrowed 13,265,000 for one day at the interest rate of 1.36% and the Mid Cap Dividend Value Fund borrowed a maximum amount of $13,587,297 and an average of $5,019,059 for 5 days at an average interest rate of 1.38%. The Small-Mid Cap Dividend Value Fund did not borrow from the line of credit during the fiscal year ended September 30, 2021.

8. Capital Stock. The Funds offer two classes of shares - Class A Shares and Class I Shares. The public offering price for Class A Shares is the net asset value plus a sales charge, which varies in accordance with the amount of the purchase up to a maximum of 4.50%. The public offering price for Class I Shares is the net asset value.

Transactions in shares of capital stock were as follows:

	Small Cap Dividend Value Fund		Small-Mid Cap Value Fund		Mid Cap Dividend Value Fund
	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2021	Year Ended September 30, 2020
Class A
Shares sold	489,501	522,614	31,402	17,939	12,319	66,898
Shares issued upon reinvestment of distributions	121,521	269,827	65,491	328,373	4,863	17,039
Shares redeemed	(2,302,771)	(4,551,764)	(246,701)	(911,705)	(103,226)	(231,653)
Net decrease in Class A Shares	(1,691,749)	(3,759,323)	(149,808)	(565,393)	(86,044)	(147,716)

Class I
Shares sold	2,704,070	1,055,658	154,571	188,659	1,258,384	832,628
Shares issued upon reinvestment of distributions	119,807	227,361	139,854	620,961	53,733	175,506
Shares redeemed	(3,309,705)	(3,944,219)	(700,348)	(1,394,638)	(2,207,560)	(2,665,019)
Net decrease in Class I Shares	(485,828)	(2,661,200)	(405,923)	(585,018)	(895,443)	(1,656,885)

9. Indemnifications. The Funds enter into contracts that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of loss to be remote.

10. Subsequent Events. Management has evaluated the impact on the Funds of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of KEELEY Funds, Inc. and Shareholders of KEELEY Small Cap Dividend Value Fund, KEELEY Small-Mid Cap Value Fund and KEELEY Mid Cap Dividend Value Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of KEELEY Small Cap Dividend Value Fund, KEELEY Small-Mid Cap Value Fund and KEELEY Mid Cap Dividend Value Fund (constituting KEELEY Funds, Inc., hereafter collectively referred to as the “Funds”) as of September 30, 2021, the related statements of operations for the year ended September 30, 2021, the statements of changes in net assets for each of the two years in the period ended September 30, 2021, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2021 and each of the financial highlights for each of the five years in the period ended September 30, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

New York, New York

November 24, 2021

We have served as the auditor of one or more investment companies in the Gabelli/GAMCO Fund Complex since 1986.

KEELEY Funds, Inc.

Liquidity Risk Management (Unaudited)

In accordance with Rule 22e-4 under the 1940 Act, each Fund has established a liquidity risk management program (collectively, the LRM Program) to govern their approach to managing liquidity risk. The LRM Program is administered by the Liquidity Committee (the Committee), which is comprised of members of Gabelli Funds, LLC management. The Board has designated the Committee to administer the LRM Program.

The LRM Program’s principal objectives include supporting each Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that a Fund will be unable to meet its redemption obligations in a timely manner. The LRM Program also includes elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence each Fund’s liquidity and the monthly classification and re-classification of certain investments that reflect the Committee’s assessment of their relative liquidity under current market conditions.

At a meeting of the Board held on May 11, 2021, the Board received a written report from the Committee regarding the design and operational effectiveness of the LRM Program. The Committee determined, and reported to the Board, that the LRM Program is reasonably designed to assess and manage each Fund’s liquidity risk and has operated adequately and effectively since its implementation. The Committee reported that there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. The Committee noted that each Fund is primarily invested in highly liquid securities and, accordingly, continue to be exempt from the requirement to determine a “highly liquid investment minimum” as defined in the Rule 22e-4. Because of that continued qualification for the exemption, each Fund has not adopted a “highly liquid investment minimum” amount. The Committee further noted that while changes to the LRM Program were made during the Review Period and reported to the Board, no material changes were made to the LRM Program as a result of the Committee’s annual review.

There can be no assurance that the LRM Program will achieve its objectives in the future. Please refer to each Fund’s Prospectus for more information regarding its exposure to liquidity risk and other principal risks to which an investment in a Fund may be subject.

2020 Tax Notice to Shareholders (Unaudited)

KEELEY Small Cap Dividend Value Fund – During the fiscal year ended September 30, 2021, the Fund paid to shareholders ordinary income dividends totaling $0.21330 and $0.26060 per share for Class A and Class I, respectively. For the fiscal year ended September 30, 2021, 100% of the ordinary income dividend qualifies for the dividend received deduction available to corporations. The Fund designates 100% of the ordinary income distributions as qualified dividend income, pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 0.01% of the ordinary income distributions as qualified interest income, pursuant to the American Jobs Creation Act of 2004.

KEELEY Small-Mid Cap Value Fund – During the fiscal year ended September 30, 2021, the Fund paid to shareholders ordinary income dividends totaling $0.03370 and $0.06250 per share for Class A and Class I, respectively. During the fiscal year ended September 30, 2021, the Fund paid to shareholders long term capital gains totaling $2,065,974. The distributions of long term capital gains have been designated as a capital gain dividend by the Fund’s Board of Directors. For the fiscal year ended September 30, 2021, 76.20% of the ordinary income dividend qualifies for the dividend received deduction available to corporations. The Fund designates 76.80% of the ordinary income distributions as qualified dividend income, pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 0.59% of the ordinary income distributions as qualified interest income, pursuant to the American Jobs Creation Act of 2004.

KEELEY Mid Cap Dividend Value Fund – During the fiscal year ended September 30, 2021, the Fund paid to shareholders ordinary income dividends totaling $0.22920 and $0.29290 and a return of capital of $0.03661 and $0.04313 per share for Class A and Class I, respectively. For the fiscal year ended September 30, 2021, 100% of the ordinary income dividend qualifies for the dividend received deduction available to corporations. The Fund designates 100% of the ordinary income distributions as qualified dividend income, pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 0.01% of the ordinary income distributions as qualified interest income, pursuant to the American Jobs Creation Act of 2004.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Keeley Funds

Board Consideration and Re-Approval of Investment Advisory Agreements (Unaudited)

In determining whether to approve the continuance of the Investment Advisory Agreement (the Advisory Agreement), the Board, including a majority of the Directors who have no direct or indirect interest in the Agreements and are not interested persons of the Funds, as defined in the 1940 Act (the Independent Board Members), considered the following information at a meeting on August 18, 2020:

1) The nature, extent and quality of services provided by the Adviser.

The Board reviewed in detail the nature and extent of the services provided by the Adviser under the Advisory Agreement and the quality of those services over the past year. The Board noted that these services included managing the investment program of the Funds, including the purchase and sale of portfolio securities, as well as the provision of general corporate services. The Board considered that the Adviser also provided, at its expense, office facilities for use by the Funds and supervisory personnel responsible for supervising the performance of administrative, accounting and related services including, for each Fund, monitoring to assure compliance with stated investment policies and restrictions under the 1940 Act and related securities regulations. The Board noted that, in addition to managing the investment program for the Funds, the Adviser provided certain non-advisory and compliance services, including services under the Funds’ Rule 38a-1 compliance program.

The Board also considered that the Adviser paid for all compensation of officers and Board Members of the Funds who are affiliated with the Adviser and that the Adviser further provided services to shareholders of the Funds who had invested through various programs offered by third party financial intermediaries. The Board evaluated these factors based on its direct experience with the Adviser and in consultation with Fund Counsel.

The Board reviewed the personnel responsible for providing services to the Funds and concluded, based on their experience and interaction with the Adviser, that (i) the Adviser was able to retain quality personnel, (ii) the Adviser, and their agents exhibited a high level of diligence and attention to detail in carrying out their advisory and administrative responsibilities under the Agreements, (iii) the Adviser was responsive to requests of the Board, (iv) the scope and depth of the Adviser’s resources were adequate, and (v) the Adviser had kept the Board apprised of developments relating to each Fund and the industry in general. The Board also focused on the Adviser’s reputation and long-standing relationship with the Funds. The Board also believed that the Adviser had devoted substantial resources and made substantial commitments to address new regulatory compliance requirements applicable to the Funds.

2) The performance of the Funds and the Adviser.

The Board reviewed the investment performance of each Fund, on an absolute basis, as compared with Broadridge peer group of other SEC registered funds, and against each Fund’s broad-based securities market benchmarks as reflected in each Fund’s prospectuses and annual report. The Board also considered rankings and ratings of the Funds issued by Broadridge over the short, intermediate, and long term. The Board considered each Fund’s one, three, five and ten year (where applicable) average annual total return for the periods ended June 30, 2020, but placed greatest emphasis on a Fund’s longer term performance. The peer groups considered by the Board were developed by Broadridge and were comprised of funds within the same Broadridge peer group category (the Performance Peer Group). Each Fund’s performance against the Performance Peer Group was considered by the Board as providing an objective comparative benchmark against which each Fund’s performance could be assessed. In general, the Board considered these comparisons helpful in their assessment as to whether the Adviser was obtaining for the Funds’ shareholders the total return performance that was available in the marketplace, given each Fund’s investment objectives, strategies, limitations, and restrictions. In reviewing the Funds’ performance, the Board noted that KMDVF, on a total return basis, underperformed the Lipper Equity Income Index for the one, three, and five year periods. KSDVF, on a total return basis, outperformed the Lipper Sm-Cap Value Index for the one, three, five, and ten year periods. KSMVF, on a total return basis, underperformed the Lipper Sm-Cap Core Index for the one, three, five, and ten year periods.

In connection with its assessment of the performance of the Adviser, the Board considered the Adviser’s financial condition and whether it had the resources necessary to continue to carry out their responsibilities under the Advisory Agreement. The Board concluded that the Adviser had the financial resources necessary to continue to perform its obligations under the Advisory Agreement and to continue to provide the high quality services that it have provided to the Funds to date.

3) The cost of the advisory services and the profits to the Adviser and their affiliates from the relationship with the Funds.

In connection with the Board’s consideration of the cost of the advisory services and the profits to the Adviser, and its affiliates from their relationships with the Funds, the Board considered a number of factors. First, the Board compared the level of the advisory fee for each Fund against comparative Broadridge expense peer groups (Expense Peer Group). The Board also considered comparative non-advisory fee expenses and comparative total fund expenses of the Funds and each Expense Peer Group. The Board considered this information as useful in assessing whether the Adviser was providing services at a cost that

Keeley Funds

Board Consideration and Re-Approval of Investment Advisory Agreements (Unaudited) (Continued)

was competitive with other similar funds. In assessing this information, the Board considered both the comparative contract rates as well as the level of the advisory fees after waivers and/or reimbursements. The Board noted that for KMDVF the advisory fee and the total expense ratio are above the median, as compared to the Expense Peer Group. With respect to KSMVF, the Board noted that the advisory fee and the total expense ratio are above the median, as compared to the Expense Peer Group. In connection with their review of KSDVF, the Board noted that the advisory fee and the total expense ratio is above the median, as compared to the Expense Peer Group. The Board noted that each of the Funds operated pursuant to an expense limitation agreement with the Adviser, wherein the Adviser had agreed to waive a portion of its fee or reimburse a Fund for a portion of its expenses necessary to limit the Fund’s total operating expenses to the level set forth in the respective Fund’s prospectus.

The Board also considered an analysis prepared by the Adviser of the estimated profitability to the Adviser of its relationship with the Funds and reviewed with the Adviser its cost allocation methodology in connection with its profitability. In this regard, the Board reviewed Pro-forma Income Statements of the Adviser for the year ended December 31, 2019. The Board considered one analysis for the Adviser as a whole, and a second analysis for the Adviser with respect to each of the Funds. The Board concluded that the profitability of the Funds to the Adviser under either analysis was not excessive.

4) The extent to which economies of scale will be realized as the Funds grow and whether fee levels reflect those economies of scale.

With respect to the Board’s consideration of economies of scale, the Board discussed whether economies of scale would be realized by the Funds at higher asset levels. The Board also reviewed data from the Expense Peer Groups to assess whether the Expense Peer Group funds had advisory fee breakpoints and, if so, at what asset levels. The Board also assessed whether certain of the Adviser’s costs would increase if asset levels rise. The Board concluded that under foreseeable conditions, they were unable to assess at this time whether economies of scale would be realized if the Funds were to experience significant asset growth. In the event there was to be significant asset growth in the Funds, the Board determined to reassess whether the advisory fee appropriately took into account any economies of scale that had been realized as a result of that growth.

5) Other Factors.

In addition to the above factors, the Board also discussed other benefits received by the Adviser from its management of the Funds. The Board considered that the Adviser does use soft dollars in connection with its management of the Funds. Based on a consideration of all these factors in their totality, the Board Members, including all of the Independent Board Members, determined that each Fund’s advisory fee was fair and reasonable with respect to the quality of services provided and in light of the other factors described above that the Board deemed relevant. Accordingly, the Board Members determined to approve the continuation of each Fund’s Advisory Agreement. The Board based its decision on evaluations of all these factors as a whole and did not consider any one factor as all-important or controlling.

Keeley Funds

Additional Fund Information (Unaudited)

The business and affairs of the Corporation are managed under the direction of its Board of Directors. Information pertaining to the Directors and officers of the Corporation is set forth below. The Funds’ Statement of Additional Information includes additional information about the Keeley Funds’ Directors and is available, without charge, upon request, by calling 800-422-3554 or by writing to the Keeley Funds at 141, West Jackson Blvd., Suite 2150 Chicago, Illinois 60604.

Name, Position(s), Address[1] and Year of Birth	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[3]

INTERESTED DIRECTORS[4]
Nicholas F. Galluccio[5] Co-Chairman and Director 1950	Since 2017	8	President and Chief Executive Officer of Teton Advisors Inc. (since 2008); Group Managing Director, U.S. Equities (2004-2008), Managing Director, U.S. Equities (1994-2004), Senior Vice President (1990-1994) and Vice President (1982-1990) of Trust Company of the West (TCW)	Board of Regents of the University of Hartford; Executive Advisory Board of the Columbia Business School Program for Financial Studies

Kevin M. Keeley Co-Chairman, Director, and President 1967	Co-Chairman and Director since 2017 President since 2015	3	Executive Chairman of Keeley-Teton Advisors, LLC (since 2017); President (2015-2017) and Executive Vice President (2010-2015) of Joley Corp; President (2015-2017) and Executive Vice President (2010-2015) of Keeley Holdings, Inc.; President of Keeley Asset Management Corp. (2015-2017); Senior Vice President of Keeley Asset Management Corp. and Keeley Investment Corp. (2010-2015)	—
				—
INTERESTED DIRECTORS[6]
Laura D. Alter Director 1960	Since 2014	3	Retired since 2010; previously Managing Director and Senior Partner of Fixed Income, Harris Investments (1994-2010); Fund Manager for Harris Insight family of funds (1994-2010)	—

Anthony S. Colavita[5,7] Director 1961	Since 2017	20	Attorney, Anthony S. Colavita, P.C.	—

James P. Conn[5] Director 1938	Since 2017	23	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (1992-1998)	—

Jerome J. Klingenberger Director 1955	Since 1999	3	Executive Vice President and Chief Financial Officer (since 2006) of Grayhill, Inc. (human interface solutions)	—

Sean Lowry Director 1953	Since 1999	3	Retired since 2015; formerly Executive Vice President, Pacor Mortgage Corp. (1992-2015)	—

Michael J. Melarkey[5] Director 1949	Since 2017	21	Of Counsel in the law firm of McDonald Carano Wilson LLP; Partner in the law firm of Avansino, Melarkey, Knobel, Mulligan & McKenzie (1980-2015)	Chairman of Southwest Gas Corporation (natural gas utility)

Kuni Nakamura[5] Director 1968	Since 2017	34	President of Advanced Polymer, Inc. (chemical manufacturing company); President of KEN Enterprises, Inc. (real estate); Trustee on Long Island University Board of Trustees	—

Name, Position(s), Address[1] and Year of Birth	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:
Kevin M. Keeley President 1967	Since 2015	Executive Chairman of Keeley-Teton Advisors, LLC (since 2017); President (2015-2017) and Executive Vice President (2010-2015) of Joley Corp; President (2015-2017) and Executive Vice President (2010-2015) of Keeley Holdings, Inc.; President of Keeley Asset Management Corp. (2015-2017); Senior Vice President of Keeley Asset Management Corp. and Keeley Investment Corp. (2010-2015)

John C. Ball[5] Treasurer 1976	Since 2018	Treasurer of registered investment companies within the Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017

Thomas E. Browne, Jr. Vice President 1963	Since 2018	Portfolio Manager of Keeley-Teton Advisors, LLC (since 2017); Senior Vice President, Portfolio Manager of Keeley Asset Management Corp. (2009-2017)

Peter Goldstein[5] Secretary and Vice President 1953	Since 2018	General Counsel, Gabelli Funds, LLC since July 2020; General Counsel and Chief Compliance Officer, Buckingham Capital Management, Inc. (2012-2020); Chief Legal Officer and Chief Compliance Officer, The Buckingham Research Group, Inc. (2012-2020)

Richard J. Walz[5] Chief Compliance Officer 1959	Since 2021	Chief Compliance Officer of registered investment companies within the Fund Chief Compliance Complex since 2013; Chief Compliance Officer for Gabelli Funds, LLC since 2015

1	Address: 141, West Jackson Blvd., Suite 2150 Chicago, Illinois 60604, unless otherwise noted.

2	Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Corporation’s Amended By-Laws and Amended and Restated Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

3	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, i.e., public companies, or other investment companies registered under the Investment Company Act of 1940.

4	“Interested Directors” of the Funds as defined in the 1940 Act. Mr. Galluccio is considered an “interested person” of the Company because of his position as President and Chief Executive Officer of Teton. Mr. Keeley is considered an “interested person” because of his position as Executive Chairman of Keeley-Teton.

5	Address: One Corporate Center, Rye, NY 10580-1422.

6	Directors who are not interested persons are considered “Independent” Directors.

7	Mr. Colavita’s father, Anthony J. Colavita, serves as a director of funds which are part of the Fund Complex.

KEELEY Small Cap Dividend Value Fund

KEELEY Small-Mid Cap Value Fund

KEELEY Mid Cap Dividend Value Fund

141 West Jackson Blvd., Suite 2150

Chicago, Illinois 60604

General and Account Information:

800-422-3554

fax: 312-786-5003

website: keeleyfunds.com

e-mail: info@keeleyteton.com

Board of Directors

LAURA D. ALTER	NICHOLAS F. GALLUCCIO*	SEAN LOWRY
Former Managing Director and	Co-Chairman, President, and	Former Executive Vice President,
Senior Partner of Fixed Income,	Chief Executive Officer	Pacor Mortgage Corp.
Harris Investments	Teton Advisors, Inc.

ANTHONY S. COLAVITA	KEVIN M. KEELEY*	MICHAEL J. MELARKEY
Attorney, Anthony S. Colavita, P.C.	Co-Chairman, Executive Chairman,	Of Counsel,
	and President	McDonald Carano Wilson LLP
Keeley -Teton Advisors, LLC
President, Keeley Funds, Inc.

JAMES P. CONN	JEROME J. KLINGENBERGER	KUNI NAKAMURA
Former Managing Director and	Executive Vice President and	President of Advanced Polymer, Inc.
Chief Investment Officer, Financial	Chief Financial Officer
Security Assurance Holdings Ltd.	Grayhill, Inc.

*Interested Directors

Officers
KEVIN M. KEELEY	JOHN C. BALL	PETER GOLDSTEIN
President	Treasurer	Secretary

RICHARD J. WALZ	THOMAS E. BROWNE Jr.
Chief Compliance Officer	Vice President

Investment Adviser	Distributor
Keeley-Teton Advisors, LLC	G.distributors, LLC
Custodian	Legal Counsel
State Street Bank and Trust Company	Paul Hastings LLP

This report is submitted for the information of the shareholders of the KEELEY Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GABKLQ321AR

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Jerome Klingenberger and Kuni Nakamura are qualified to serve as audit committee financial experts serving on its audit committee and that they are “independent.”

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $64,666 in 2020 and $64,666 in 2021.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 in 2020 and $0 in 2021. These fees relate to the review of a fund merger.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $15,180 in 2020 and $15,180 in 2021.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2020 and $0 in 2021.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) N/A

(d) N/A

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $15,180 in 2020 and $15,180 in 2021.

(h)	The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Keeley Funds, Inc.

By (Signature and Title)*	/s/ Kevin Keeley
Kevin Keeley, Principal Executive Officer

Date	December 3, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Kevin Keeley
Kevin Keeley, Principal Executive Officer

Date	December 3, 2021

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Financial Officer and Treasurer

Date	December 3, 2021

* Print the name and title of each signing officer under his or her signature.